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                          SALE AND SERVICING AGREEMENT
                             Dated as of May 1, 1999

                                  by and among

                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1,

                                     (Trust)

              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,

                                   (Depositor)

                                 HOMEGOLD, INC.,

                            (Originator and Servicer)

                            FAIRBANKS CAPITAL CORP.,

                               (Back-up Servicer)

                                       and

                           FIRST UNION NATIONAL BANK,

                               (Indenture Trustee)

                    HomeGold Home Equity Asset Backed Notes,

                                  Series 1999-1




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

                                TABLE OF CONTENTS

                                                                                                      Page

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.     DEFINED TERMS.........................................................................1

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

SECTION 2.01.     CONVEYANCE OF MORTGAGE LOANS..........................................................1
SECTION 2.02.     [RESERVED]............................................................................2
SECTION 2.03.     MORTGAGE FILES AND DOCUMENTS..........................................................2
SECTION 2.04.     ACCEPTANCE BY INDENTURE TRUSTEE.......................................................4
SECTION 2.05.     REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS..........................................5
SECTION 2.06.     REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.......................................8
SECTION 2.07.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER.............................9
SECTION 2.08.     REPRESENTATIONS AND WARRANTIES OF THE TRUST..........................................11
SECTION 2.09.     ISSUANCE OF SECURITIES...............................................................12
SECTION 2.10.     SATISFACTION AND DISCHARGE OF WAREHOUSE LIENS........................................13
SECTION 2.11.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BACK-UP SERVICER....................13


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE TRUST PROPERTY

SECTION 3.01.     SERVICER TO ACT AS SERVICER..........................................................14
SECTION 3.02.     SUB-SERVICING AGREEMENTS BETWEEN SERVICER AND SUB-SERVICERS..........................16
SECTION 3.03.     SUCCESSOR SUB-SERVICERS..............................................................17
SECTION 3.04.     LIABILITY OF THE SERVICER............................................................18
SECTION 3.05.     NO CONTRACTUAL RELATIONSHIP BETWEEN SUB-SERVICERS AND TRUST, INDENTURE
                  TRUSTEE, NOTEHOLDERS OR INSURER......................................................18
SECTION 3.06.     ASSUMPTION OR TERMINATION OF SUB-SERVICING AGREEMENTS BY THE BACK-UP

                  SERVICER.............................................................................18
SECTION 3.07.     COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; SUBSTITUTIONS AND

                  AMENDMENTS...........................................................................19
SECTION 3.08.     SUB-SERVICING ACCOUNTS...............................................................19
SECTION 3.09.     [RESERVED]...........................................................................20
SECTION 3.10.     COLLECTION ACCOUNTS..................................................................20
SECTION 3.11.     WITHDRAWALS FROM THE COLLECTION ACCOUNT..............................................23
SECTION 3.12.     [RESERVED]...........................................................................24
SECTION 3.13.     ADMINISTRATIVE DUTIES................................................................24
SECTION 3.14.     INVESTMENT OF FUNDS IN THE INVESTMENT ACCOUNTS.......................................26
SECTION 3.15.     [INTENTIONALLY OMITTED]..............................................................27
SECTION 3.16.     MAINTENANCE OF HAZARD INSURANCE AND ERRORS AND OMISSIONS AND FIDELITY
                  COVERAGE.............................................................................27
SECTION 3.17.     ENFORCEMENT OF DUE-ON-SALE CLAUSES, ASSUMPTION AGREEMENTS............................29
SECTION 3.18.     REALIZATION UPON DEFAULTED MORTGAGE LOANS............................................30
SECTION 3.19.     INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES............................32
SECTION 3.20.     SERVICING COMPENSATION...............................................................34
SECTION 3.21.     REPORTS TO THE INDENTURE TRUSTEE; COLLECTION ACCOUNT STATEMENTS......................34

                                       (i)

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
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
SECTION 3.22.     STATEMENT AS TO COMPLIANCE...........................................................35
SECTION 3.23.     INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.....................................35
SECTION 3.24.     ACCESS TO CERTAIN DOCUMENTATION......................................................36
SECTION 3.25.     TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTY....................................36
SECTION 3.26.     OBLIGATIONS OF THE SERVICER IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS.............38
SECTION 3.27.     [RESERVED]...........................................................................39
SECTION 3.28.     OBLIGATIONS OF THE SERVICER IN RESPECT OF MONTHLY PAYMENTS...........................39
SECTION 3.29.     [RESERVED]...........................................................................39
SECTION 3.30.     OBLIGATIONS UNDER INDENTURE..........................................................39
SECTION 3.31.     RECORDS..............................................................................39
SECTION 3.32.     ADDITIONAL INFORMATION TO BE FURNISHED TO THE TRUST..................................39


                                   ARTICLE IV

                     PAYMENTS AND DISTRIBUTIONS; STATEMENTS;

SECTION 4.01.     PAYMENTS AND DISTRIBUTIONS...........................................................40
SECTION 4.02.     STATEMENTS TO SECURITYHOLDERS........................................................40
SECTION 4.03.     MONTHLY ADVANCES.....................................................................44
SECTION 4.04.     DETERMINATION OF REALIZED LOSSES.....................................................45
SECTION 4.05.     COMPLIANCE WITH WITHHOLDING REQUIREMENTS.............................................45


                                    ARTICLE V

                                   [RESERVED]


                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICER

SECTION 6.01.     LIABILITY OF THE DEPOSITOR AND THE SERVICER..........................................46
SECTION 6.02.     MERGER OR CONSOLIDATION OF THE DEPOSITOR OR THE SERVICER.............................46
SECTION 6.03.     LIMITATION ON LIABILITY OF THE DEPOSITOR, THE SERVICER AND OTHERS....................46
SECTION 6.04.     LIMITATION ON RESIGNATION OF THE SERVICER............................................47
SECTION 6.05.     RIGHTS OF THE TRUST, THE DEPOSITOR AND OTHERS IN RESPECT OF THE SERVICER.............49
SECTION 6.06.     LIMITATION OF LIABILITY..............................................................50


                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.     SERVICER EVENTS OF DEFAULT...........................................................50
SECTION 7.02.     BACK-UP SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER...........................53
SECTION 7.03.     NOTIFICATION TO NOTEHOLDERS AND TRUST................................................55
SECTION 7.04.     WAIVER OF SERVICER EVENTS OF DEFAULT.................................................55
SECTION 7.05.     THE BACK-UP SERVICER.................................................................56


                                  ARTICLE VIII

                        CONCERNING THE INDENTURE TRUSTEE

SECTION 8.01.     DUTIES, RESPONSIBILITIES, ETC. OF INDENTURE TRUSTEE..................................57
SECTION 8.02.     REPLACEMENT OF INDENTURE TRUSTEE; SUCCESSOR INDENTURE TRUSTEE;

                  APPOINTMENT OF CO- OR SEPARATE INDENTURE TRUSTEE.....................................57
SECTION 8.03.     REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE..............................57

                                       (ii)

                                   ARTICLE IX

                      CERTAIN MATTERS REGARDING THE INSURER

SECTION 9.01.     RIGHTS OF THE INSURER TO EXERCISE RIGHTS OF CLASS A NOTEHOLDERS......................59
SECTION 9.02.     INDENTURE TRUSTEE TO ACT SOLELY WITH CONSENT OF THE INSURER..........................59
SECTION 9.03.     TRUST PROPERTY AND ACCOUNTS HELD FOR BENEFIT OF THE INSURER..........................60
SECTION 9.04.     NOTICES TO THE INSURER...............................................................60
SECTION 9.05.     THIRD-PARTY BENEFICIARY..............................................................60
SECTION 9.06.     TERMINATION OF THE SERVICER..........................................................60


                                    ARTICLE X

                TERMINATION; SALE AND PURCHASE OF MORTGAGE LOANS

SECTION 10.01.    TERMINATION UPON EARLY REDEMPTION OF THE NOTES OR LIQUIDATION OF ALL
                  MORTGAGE LOANS; RIGHT OF SERVICER AND INSURER TO PURCHASE MORTGAGE LOANS.............61

SECTION 10.02.    SALE AND PURCHASE OF MORTGAGE LOANS..................................................61
SECTION 10.03.    [RESERVED]...........................................................................62


                                   ARTICLE XI

                                   [RESERVED]


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

SECTION 12.01.    AMENDMENT............................................................................62
SECTION 12.02.    RECORDATION OF AGREEMENT; COUNTERPARTS...............................................64
SECTION 12.03.    [RESERVED]...........................................................................64
SECTION 12.04.    GOVERNING LAW........................................................................64
SECTION 12.05.    NOTICES..............................................................................64
SECTION 12.06.    SEVERABILITY OF PROVISIONS...........................................................65
SECTION 12.07.    NOTICE TO RATING AGENCIES AND INSURER................................................66
SECTION 12.08.    ARTICLE AND SECTION REFERENCES.......................................................66
SECTION 12.09.    CONFIRMATION OF INTENT...............................................................67


Exhibit A           Glossary of Defined Terms
Exhibit B           [Reserved]
Exhibit C-1         Form of Indenture Trustee's Initial Certification
Exhibit C-2         Form of Indenture Trustee's Final Certification
Exhibit D           Form of Unaffiliated Seller's Agreement
Exhibit E-1         Form of Temporary Request for Release of Mortgage File
Exhibit E-2         Form of Permanent Request for Release of Mortgage File
Exhibit F           Form of Certificate of Back-up Servicer

Schedule 1        Mortgage Loan Schedule



                                       (iii)

This Sale and Servicing Agreement, dated as of May 1, 1999, among HOMEGOLD HOME EQUITY LOAN TRUST 1999-1 (the "Trust"), PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as Depositor, HOMEGOLD, INC., as Servicer, FAIRBANKS CAPITAL CORP., as Back-up Servicer and FIRST UNION NATIONAL BANK, as Indenture Trustee.

                             PRELIMINARY STATEMENT:

                  The Depositor desires to transfer, assign, set over and otherwise convey to the Trust, and the Trust desires to purchase and acquire from the Depositor, certain mortgage loans acquired or to be acquired by the Depositor and certain other related property.

                  The Trust proposes to issue Notes secured by such mortgage loans pursuant to an indenture entered into with the Indenture Trustee.

                  The Servicer is willing to service all such mortgage loans.

                  Fairbanks Capital Corp. is willing to serve in the capacity as Back-up Servicer hereunder.

                  In consideration of the mutual agreements herein contained, the Trust, the Depositor, the Servicer, the Back-up Servicer and the Indenture Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. Defined Terms.

                  For purposes of this Agreement, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in Exhibit A hereto. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

                  Section 2.01. Conveyance of Mortgage Loans.

                  In consideration of the Trust's delivery of the Certificate issuable pursuant to Section 4.2 of the Trust Agreement to or upon the written order of the Depositor and the net proceeds from the issuance of the Notes, the Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse (except as provided herein) all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans, the rights of the Depositor under the Unaffiliated Seller's Agreement, the Purchase Agreement and Assignment, and all other assets included or to be included in the Trust Property. Such assignment includes all interest and principal received by the Depositor, the Unaffiliated Seller, or the Servicer on or after the Cut-off Date with respect to the Mortgage Loans. The Trust shall treat the conveyance of the Mortgage Loans pursuant to this Section 2.01 as a tax free capital contribution.

                  Section 2.02. [Reserved]

                  Section 2.03. Mortgage Files and Documents.

                  (a) In connection with each transfer and assignment
             contemplated by Section 2.01 hereof, the Depositor will cause the Originator to deliver to, and deposit with, the Indenture Trustee the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

                      (i) the original Mortgage Note, endorsed in substantially
                  the following form: "Pay to the order of First Union National Bank, as Indenture Trustee for the registered holders of HomeGold Home Equity Loan Asset Backed Notes, Series 1999-1, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Indenture Trustee;

                      (ii) the original Mortgage with evidence of recording
                  thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned form the applicable public recording office or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified by the Servicer to be a true and complete copy of the original submitted for recording with the recorded original to be delivered by the Servicer to the Indenture Trustee promptly after receipt thereof;

                      (iii) an original Assignment of the Mortgage executed
                  substantially in the following form: "First Union National Bank, as Indenture Trustee for the registered holders of HomeGold Home Equity Loan Asset Backed Notes, Series 1999-1";

                      (iv) the original recorded Assignment or Assignments of
                  the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Indenture Trustee as contemplated by the immediately preceding clause (iii) or, if any such Assignment has been submitted for recording but has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by the Servicer to be a true and complete copy of the original submitted for recording with the recorded original to be delivered by the Servicer to the Indenture Trustee promptly after receipt thereof;

                      (v) the original or copies of each assumption,
                  modification, written assurance or substitution agreement, if any; and

                      (vi) except with respect to Mortgage Loans with an
                  original principal balance of less than $16,000 which were originated prior to 1996 in a program which required no title insurance, the original or a copy of the lender's title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first or second lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original or copy of title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

                  (b) The Depositor shall cause the Originator, no later than 30 days following the Originator's receipt of original recording information and in any event within one year following the Closing Date, to submit or cause to be submitted for recording, at no expense to the Trust, the Indenture Trustee or the Insurer, in the appropriate public office for real property records, each Assignment referred to in Sections 2.03(a)(iii) and (iv) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  (c) If any original Mortgage Note referred to in Section
             2.03(a)(i) cannot be located (as certified by the Originator), the obligations of the Depositor to cause the Originator to deliver such documents shall be deemed to be satisfied upon delivery to the Indenture Trustee of a photocopy of the original of such Mortgage Note, with a Lost Note Affidavit to follow within one Business Day. If any of the documents referred to in Section 2.03(a)(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) such public recording office has retained the original of such document, the obligations of the Depositor to cause the Originator to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Indenture Trustee of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Indenture Trustee promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Indenture Trustee, the Insurer and the Rating Agencies by the Originator if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original or copy of lender's title insurance policy was not delivered pursuant to Section 2.03(a)(vi) above (if required thereunder), the Depositor shall cause the Originator to deliver to the Indenture Trustee, promptly after receipt thereof, the original or a copy of the lender's title insurance policy. The Depositor shall cause the Originator to deliver to the Indenture Trustee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  (d) All original documents relating to the Mortgage Loans that are not delivered to the Indenture Trustee are and shall be held by or on behalf of the Trust, the Originator, the Depositor or the Servicer, as the case may be, in trust for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Indenture Trustee. Any such original document delivered to or held by the Trust, the Depositor or the Originator that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Servicer.

                  (e) The Depositor herewith delivers to the Indenture Trustee for the benefit of the Noteholders and the Insurer an executed copy of the Unaffiliated Seller's Agreement. In addition to the foregoing, the Depositor shall cause the Insurer to deliver the Policy to the Indenture Trustee for the benefit of the Noteholders.

                  Section 2.04. Acceptance by Indenture Trustee.

                  (a) The Indenture Trustee acknowledges receipt of the Policy and, subject to the provisions of Section 2.03 and subject to the review described in the next paragraph below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.03 (other than such documents described in Section 2.03(a)(v)) above and all other assets included in the definition of "Trust Property" (to the extent of amounts deposited into the Collection Account and the Redemption Account) and declares that it holds and will hold such documents and the other documents delivered and to be delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Property" in trust for the exclusive use and benefit of all present and future Noteholders and the Insurer in accordance with the provisions of this Agreement and the Indenture.

                  (b) The Indenture Trustee agrees, for the benefit of the
             Noteholders and the Insurer, to review each Mortgage File relating to the Mortgage Loans within 30 days after the Closing Date, and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan (other than any Mortgage Loan which has been certified as having been paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1) through (3),
             (6), (9)(A), (10), (13) and (16) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee is under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.03(a).

                  (c) Prior to the first anniversary date of this Agreement the
             Indenture Trustee shall deliver to the Trust, the Depositor, the Servicer and the Insurer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  (d) If in the process of reviewing the Mortgage Files and
             making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee shall so notify the Trust, the Depositor, the Unaffiliated Seller, the Servicer and the Insurer. In addition, upon the discovery by the Trust, the Depositor, the Servicer or the Indenture Trustee of a breach of any of the representations and warranties made by the Unaffiliated Seller in the Unaffiliated Seller's Agreement, or by the Originator in the Purchase Agreement and Assignment in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the Noteholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Insurer.

                  Section 2.05. Repurchase or Substitution of Mortgage Loans.

                  (a) Upon discovery or receipt of notice of any materially
             defective document in, or that a document is missing from, a Mortgage File or of the breach by the Unaffiliated Seller of any representation, warranty or covenant under the Unaffiliated Seller's Agreement or by the Originator in the Purchase Agreement and Assignment in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Noteholders or the Insurer, the party discovering such defect, missing document or breach shall promptly notify the Trust, the Originator, the Unaffiliated Seller, the Servicer, the Depositor and the Insurer of such defect, missing document or breach and request that the Unaffiliated Seller, and the Originator deliver such missing document or cure such defect or breach within 60 days from the date the Unaffiliated Seller, and the Originator were notified of such missing document, defect or breach, and if the Unaffiliated Seller, or the Originator does not deliver such missing document or cure such defect or breach in all material respects during such period, the Indenture Trustee shall enforce the Unaffiliated Seller's obligation under the Unaffiliated Seller's Agreement, and the Originator's obligation under the Purchase Agreement and Assignment (i) in connection with any such breach that could not reasonably have been cured within such 60-day period, if the Unaffiliated Seller, or the Originator shall have commenced to cure such breach within such 60-day period, to proceed thereafter diligently and expeditiously to cure the same within the period provided under the Unaffiliated Seller's Agreement, or the Purchase Agreement and Assignment and (ii) in connection with any such breach (subject to clause (i) above) or in connection with any missing document defect, to repurchase such Mortgage Loan from the Trust Property at the Purchase Price within 60 days after the date on which it was notified (subject to Section 2.05(e)) of such missing document, defect or breach, if and to the extent that the Unaffiliated Seller is obligated to do so under the Unaffiliated Seller's Agreement, and the Originator is obligated to do so under the Purchase Agreement and Assignment. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account and the Indenture Trustee, upon receipt of written certification from the Servicer of such deposit, shall release the related Mortgage File to the Unaffiliated Seller or the Originator, as the case may be, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Unaffiliated Seller or the Originator shall furnish to it and as shall be necessary to vest in the Unaffiliated Seller or the Originator, as the case may be, any Mortgage Loan released pursuant hereto and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Purchase Agreement and Assignment, the Originator may cause such Mortgage Loan to be removed from the Trust Property (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.05(d). It is understood and agreed that the obligation of the Unaffiliated Seller and the Originator to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Indenture Trustee on behalf of the Noteholders and the Insurer.

             Notwithstanding anything to the contrary contained herein, any Mortgage Loan substituted pursuant to the last paragraph of Section
             3.07 shall be deemed to be a Qualified Substitute Mortgage Loan for purposes of this Section 2.05.

                  (b) [Reserved]

                  (c) [Reserved]

                  (d) As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator delivering to the Indenture Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Indenture Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.03, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Indenture Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.04 and deliver to the Depositor, the Servicer and the Insurer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Indenture Trustee shall deliver to the Depositor, the Servicer and the Insurer a certification substantially in form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are part of the Trust and will be retained by the Trust. For the month of substitution, payments and distributions hereunder and under the Indenture will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Collection Period preceding the month of substitution and the Originator shall thereafter be entitled to retain all amounts from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan and shall thereafter be entitled all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Indenture Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Originator, the Purchase Agreement and Assignment, including, in the case of a substitution effected by the Originator all applicable representations and warranties thereof included in the Purchase Agreement and Assignment as of the date of substitution.

                  For any month in which the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the related Cut-off Date, together with one month's interest on such principal balance at the applicable Net Mortgage Rate. On the date of such substitution, the Originator will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Indenture Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Originator the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                  In the event of a breach of the representation in the Unaffiliated Seller's Agreement and the Purchase Agreement and Assignment that none of the Mortgage Loans is a "bond for title" obligation or loan, such Mortgage Loan shall be repurchased or substituted for as provided in this
Section 2.05 within thirty days of the Closing Date.

                  Section 2.06. Representations and Warranties of the Depositor.

                  (a) The Depositor hereby represents and warrants to the Trust and the Indenture Trustee for the benefit of the Noteholders and the Insurer that as of the Closing Date the assignment of the Depositor's rights, but none of its obligations, under the Unaffiliated Seller's Agreement is valid, enforceable and effective to permit the Indenture Trustee to enforce the obligations of the Unaffiliated Seller thereunder.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section 2.06 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Trust, the Noteholders and the Insurer notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Trust, the Depositor, the Servicer or the Indenture Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Noteholders and the Insurer, the party discovering such breach shall give prompt written notice to the other parties hereto, the Originator and the Insurer and in no event later than two Business Days from the date of such discovery.

                  (c) The Depositor is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation.

                  (d) The Depositor has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Depositor has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery hereof by the Trust, the Servicer and the Indenture Trustee, constitutes a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (e) The execution and delivery of this Agreement by the
             Depositor and the performance of and compliance with the terms of this Agreement will not (a) violate the Depositor's charter or by-laws or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Depositor or by which the Depositor is bound or (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Depositor is a party or by which the Depositor is bound, which in the case of either clause
             (a) or (b) will have a material adverse effect on the Depositor's ability to perform its obligations under this Agreement.

                  (f) There are no actions or proceedings against,
             investigations known to it of, the Depositor before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or
             (C) that might prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or validity or enforceability of, this Agreement.

                  (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

                  Section 2.07. Representations, Warranties and Covenants of the Servicer.

                  The Servicer hereby represents, warrants and covenants to the Indenture Trustee, for the benefit of each of the Indenture Trustee, the Noteholders, the Insurer and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                      (i) The Servicer is duly organized, validly existing and
                  in good standing as a corporation under the laws of the state of its incorporation and is and will remain duly licensed under and in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The Servicer has the full power and authority to
                  conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery hereof by the Trust, the Depositor and the Indenture Trustee, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                      (iii) The execution and delivery of this Agreement by the
                  Servicer and the performance of and compliance with the terms of this Agreement will not (a) violate the Servicer's charter or by-laws or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Servicer or by which the Servicer is bound or (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Servicer is a party or by which the Servicer is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Servicer's ability to perform its obligations under this Agreement;

                      (iv) [reserved];

                      (v) The Servicer does not believe, nor does it have any
                  reason or cause to believe, that it cannot perform each and every covenant of it contained in this Agreement;

                      (vi) With respect to each Mortgage Loan, the Servicer will deliver possession of a complete Mortgage File, except for such documents as have been delivered to the Indenture Trustee;

                      (vii) There are no actions or proceedings against,
                  investigations known to it of, the Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or validity or enforceability of, this Agreement; and

                      (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.07 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Trust, the Indenture Trustee, the Depositor, the Noteholders and the Insurer. Upon discovery by any of the Trust, the Depositor, the Servicer or the Indenture Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Noteholders and the Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the parties hereto, the Originator and the Insurer.

                  Section 2.08. Representations and Warranties of the Trust.

                  The Trust hereby represents, warrants and covenants to the Indenture Trustee, for the benefit of each of the Indenture Trustee, the Noteholders, the Servicer, the Insurer and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                  (a) The Trust is duly organized, validly existing and in good standing as a Delaware Business Trust under the laws of the State of Delaware.

                  (b) The Trust has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Trust has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery hereof by the Depositor, the Servicer and the Indenture Trustee, constitutes a legal, valid and binding obligation of the Trust, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) The execution and delivery of this Agreement by the Trust and the performance of and compliance with the terms of this Agreement will not (a) violate the Certificate of Trust, Trust Agreement or other constituent documents of the Trust or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Trust or by which the Trust is bound or (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Trust is a party or by which the Trust is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Trust's ability to perform its obligations under this Agreement.

                  (d) There are no actions or proceedings against,
             investigations known to it of, the Trust before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or
             (C) that might prohibit or materially and adversely affect the performance by the Trust of its obligations under, or validity or enforceability of, this Agreement.

                  (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Trust of, or compliance by the Trust with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

                      It is understood and agreed that the representations and
             warranties set forth in this Section 2.08 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Noteholders, the Indenture Trustee and the Insurer notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Servicer or the Indenture Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Noteholders and the Insurer, the party discovering such breach shall give prompt written notice to the other parties hereto, the Originator and the Insurer and in no event later than two Business Days from the date of such discovery.

                  Section 2.09.  Issuance of Securities.

                  (a) The Trust acknowledges the assignment to it of the
             Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.02, 2.03 and 2.04, together with the assignment to it of all other assets included in the Trust Property, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery, the Trust and Indenture Trustee, pursuant to the written request of the Trust, are executing, authenticating and delivering the Notes to or upon the order of the Trust, in accordance with the terms of the Indenture.

                  (b) In consideration of the conveyance to it by the Depositor of the Mortgage Loans as contemplated in Section 2.01, subject to the provisions of sections 2.03 and 2.04, the Owner Trustee is executing, authenticating and delivering on behalf of the Trust the Certificate issuable pursuant to Section 4.2 of the Trust Agreement to or upon the written order of the Depositor.

                  Section 2.10.  Satisfaction and Discharge of Warehouse Liens.

                  (a) The Trust agrees to satisfy and discharge, effective on the Closing Date, all Warehouse Liens with respect to the Mortgage Loans.

                  (b) [Reserved]

                  Section 2.11. Representations, Warranties and Covenants of the Back-up Servicer.

                  The Back-up Servicer hereby represents, warrants and covenants to the Indenture Trustee, for the benefit of each of the Indenture Trustee, the Noteholders, the Insurer and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

                      (i) The Back-up Servicer is duly organized, validly
                  existing and in good standing as a corporation under the laws of the state of its incorporation and is and will remain duly licensed under and in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The Back-up Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Back-up Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery hereof by the Trust, the Depositor and the Indenture Trustee, constitutes a legal, valid and binding obligation of the Back-up Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                      (iii) The execution and delivery of this Agreement by the
                  Back-up Servicer and the performance of and compliance with the terms of this Agreement will not (a) violate the Back-up Servicer's charter or by-laws or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Back-up Servicer or by which the Back-up Servicer is bound or (b) result in a breach of or constitute a default under any indenture or other material agreement to which the Back-up Servicer is a party or by which the Back-up Servicer is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Back-up Servicer's ability to perform its obligations under this Agreement;

                      (iv) The Back-up Servicer does not believe, nor does it
                  have any reason or cause to believe, that it cannot perform each and every covenant of it contained in this Agreement;

                      (v) There are no actions or proceedings against,
                  investigations known to it of, the Back-up Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Back-up Servicer of its obligations under, or validity or enforceability of, this Agreement; and

                      (vi) No consent, approval, authorization or order of any
                  court or governmental agency or body is required for the execution, delivery and performance by the Back-up Servicer of, or compliance by the Back-up Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.11 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Trust, the Indenture Trustee, the Depositor, the Noteholders and the Insurer. Upon discovery by any of the Trust, the Depositor, the Back-up Servicer or the Indenture Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Noteholders and the Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the parties hereto, the Originator and the Insurer.


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE TRUST PROPERTY

                  Section 3.01. Servicer to Act as Servicer.

                  The Servicer shall service and administer the Mortgage Loans on behalf of the Indenture Trustee and in the best interests of and for the benefit of the Securityholders and the Insurer (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                      (i) any relationship that the Servicer, any Sub-Servicer
                  or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

                      (ii) the ownership of any Security by the Servicer or any
                  Affiliate of the Servicer;

                      (iii) the Servicer's obligation to make Monthly Advances
                  or Servicing Advances; or

                      (iv) the Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall promptly notify the Back-up Servicer in writing of any event, circumstance or occurrence which materially adversely affects the ability of the Servicer to service the Mortgage Loans or to otherwise perform and carry out its duties, responsibilities and obligations under and in accordance with this Agreement. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered when the Servicer believes it reasonably necessary in its best judgment in order to comply with its servicing duties hereunder, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, and upon notice to the Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Indenture Trustee, the Noteholders and the Insurer. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.19, the Indenture Trustee shall execute, at the written request of the Servicer, and furnish the Servicer and any Sub-Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder and the Indenture Trustee shall not be liable for the actions of the Servicer or any Sub-Servicers under such powers of attorney.

                  In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating the Stated Principal Balance of a Mortgage Loan or payments to Noteholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

                  Section 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.

                  (a) The Servicer may enter into Sub-Servicing Agreements
             (provided that the Servicer shall have obtained the consent of the Insurer and provided such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating or any shadow rating on the Notes) with Sub-Servicers, for the servicing and administration of the Mortgage Loans.

                  (b) Each Sub-Servicer shall be (i) authorized to transact
             business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement,
             (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC, and (iii) a FHLMC or FNMA approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Noteholders, without the consent of the Insurer. Any variation without the consent of the

             Insurer from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Indenture Trustee, the Back-up Servicer and the Insurer copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

                  (c) As part of its servicing activities hereunder, the
             Servicer, for the benefit of the Indenture Trustee, the Noteholders and the Insurer, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, of the Unaffiliated Seller under the Unaffiliated Seller's Agreement, and of the Originator under the Purchase Agreement and Assignment, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in Section 2.05(a). Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the Unaffiliated Seller's Agreement against the Unaffiliated Seller shall be effected by the Servicer and the Originator in accordance with the foregoing provisions of this paragraph. Enforcement of the Purchase Agreement and Assignment against the Originator shall be effected by the Indenture Trustee in accordance with the provisions of this paragraph.

                  Section 3.03. Successor Sub-Servicers.

                  The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement but only with the prior consent of the Insurer. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under
Section 3.02. The Sub-Servicer shall give written notice to the Back-up Servicer, Indenture Trustee and the Insurer of the termination of any Sub-Servicer.

                  Any Sub-Servicing Agreement shall include the provision that
(i) such agreement may be immediately terminated by the Back-up Servicer or Indenture Trustee without fee, in accordance with the terms of this Agreement, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default) or (ii) clearly and unambiguously states that any termination fee is the sole responsibility of the Servicer and none of the Trust, the Back-up Servicer, the Indenture Trustee, the Securityholders or the Insurer has any liability therefor, regardless of the circumstances surrounding such termination.

                  Section 3.04.  Liability of the Servicer.

                  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee, the Noteholders and the Insurer for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Section 3.05. No Contractual Relationship between Sub-Servicers and Trust, Indenture Trustee, Noteholders or Insurer.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone, and none of the Trust, the Back-up Servicer, the Indenture Trustee, the Securityholders or the Insurer shall be deemed to be a party thereto or to have any claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient pay such fees.

                  Section 3.06. Assumption or Termination of Sub-Servicing Agreements by the Back-up Servicer.

                  In the event the original Servicer shall for any reason no longer be the servicer (including by reason of the occurrence of a Servicer Event of Default), the Back-up Servicer or its designee shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Back-up Servicer (at the direction of the Insurer) elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Back-up Servicer, its designee or the successor servicer for the Back-up Servicer appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement.

                  The Servicer at its expense shall, upon request of the Indenture Trustee or the Back-up Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  Section 3.07. Collection of Certain Mortgage Loan Payments; Substitutions and Amendments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, penalty interest, (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 90 days, or (iii) if the Servicer provides prior written notice to the Insurer to which the Insurer does not object within two Business Days, extend the due dates for Monthly Payments due on a Mortgage Loan for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) or clause
(iii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder; and provided, further, that no more than two such extensions shall be granted with respect to any single Mortgage Loan.

                  In addition to the rights of the Servicer pursuant to the immediately preceding paragraph of this Section 3.07, the Servicer may, at its option (but only with the written consent of the Insurer) substitute Mortgage Loans for Mortgage Loans included in either Group and amend the terms of any of the Mortgage Loans included in either Group; provided, however, that the aggregate outstanding principal balance of Mortgage Loans in either Group for which substitutions and amendments are so allowed may not exceed 10% of the initial aggregate principal balance of the Mortgage Loans in such Group as of the Cut-off Date.

                  Section 3.08. Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation to the extent permitted by the Sub-Servicing Agreement and to remit such proceeds to the Servicer for deposit in the Collection Account not later than the first Business Day thereafter. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

                  Section 3.09. [Reserved].

                  Section 3.10. Collection Accounts.

                  (a) The Indenture Trustee shall establish and maintain one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Indenture Trustee, the Noteholders and the Insurer. On behalf of the Indenture Trustee, the Servicer shall deposit or cause to be deposited in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than one Business Day after the deposit of such payments into such clearing account, the following payments and collections received or made by it on or subsequent to the Cut-off Date:

                      (i) all payments on account of principal, including
                  Principal Prepayments, on the Mortgage Loans in each Group;

                      (ii) all payments on account of interest (net of the
                  related Servicing Fee) on each Mortgage Loan in each Group;

                      (iii) all Insurance Proceeds and Liquidation Proceeds
                  (other than proceeds collected in respect of any particular REO Property and amounts paid by the Servicer in connection with a purchase of Mortgage Loans and REO Properties in each Group pursuant to Section 10.01);

                      (iv) any amounts required to be deposited pursuant to
                  Section 3.14 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account with respect to the Mortgage Loans in each Group;

                      (v) any amounts required to be deposited by the Servicer
                  pursuant to the second paragraph of Section 3.16(a) in respect of any blanket policy deductibles with respect to the Mortgage Loans in each Group; and

                      (vi) any Purchase Price or Substitution Shortfall Amount
                  delivered to the Servicer.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

                  The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges or assumption fees need not be deposited by the Servicer in the Collection Account. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) The Indenture Trustee shall establish and maintain the
             Distribution Account in accordance with the provisions of Section
             8.7 of the Indenture. The Servicer shall deliver to the Indenture Trustee in immediately available funds for deposit in the Distribution Account on or before 3:00 p.m. New York time (i) on the Servicer Remittance Date, that portion of the Available Distribution Amount for the related Payment Date then on deposit in the Collection Account, and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account." If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of "Eligible Account," the Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to the Depositor, the Servicer, the Indenture Trustee, the Unaffiliated Seller or any Sub-Servicer pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.

                  (c) Funds in the Collection Account may be invested in
             Permitted Investments in accordance with the provisions set forth in Section 3.14. The Servicer shall give notice to the Indenture Trustee and the Insurer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Indenture Trustee shall give notice to the Servicer, the Trust, the Depositor and the Insurer of the location of the Distribution Account when established and prior to any change thereof.

                  (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Indenture Trustee for deposit in the Distribution Account. In the event the Servicer shall deliver to the Indenture Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Indenture Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Indenture Trustee from time to time for deposit the amounts set forth in clauses

             (i) through (v) below, and the Indenture Trustee shall deposit such amounts in the Distribution Account:

                      (i) any Monthly Advances for each Group, as required
                  pursuant to Section 4.03;

                      (ii) any amounts required to be deposited pursuant to
                  Section 3.25(d) or (f) in connection with any REO Property in each Group;

                      (iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties in each Group pursuant to
                  Section 10.01;

                      (iv) any amounts required to be deposited pursuant to
                  Section 3.26 in connection with any Prepayment Interest Shortfalls; and

                      (v) any Stayed Funds, as soon as permitted by the federal
                  bankruptcy court having jurisdiction in such matters.

                  (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Indenture Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to
             Section 7.02(b) or as otherwise permitted hereunder. In addition, the Servicer shall deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.14 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account.

                  (f) Notwithstanding any contrary provision of this Agreement
             (including the provisions of this Section 3.10), (i) the Servicer shall be deemed to be in compliance with the provisions of this
             Section 3.10 if amounts in any clearing account referred to in
             Section 3.10(a) which the Servicer would otherwise be required by this Section 3.10 to deposit or cause to be deposited into the Collection Account are instead deposited or caused to be deposited into the Distribution Account provided that such deposit into the Distribution Account is made within the time period that such amount would otherwise have been required to be deposited into the Collection Account (i.e., within one Business Day of the Servicer's receipt thereof), (ii) amounts otherwise payable or distributable from the Collection Account may be paid or distributed from the Distribution Account to the extent of any funds deposited into the Distribution Account rather than the Collection Account pursuant to clause (i) (as certified by the Servicer), and (iii) the provisions of this Agreement (including references herein to the Collection Account and the Distribution Account) shall be interpreted and construed to give effect to the foregoing.

                  Section 3.11. Withdrawals from the Collection Account.

                  The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

                      (i) to remit to the Indenture Trustee for deposit in the
                  Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                      (ii) subject to Section 3.18(d), to reimburse the Servicer for Monthly Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Monthly Advances were made in accordance with the provisions of Section 4.03;

                      (iii) to pay (i) subject to Section 3.18(d), the Servicer
                  or any Sub-Servicer any unpaid Servicing Fees and reimburse any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan and (ii) the Back-up Servicer any unpaid Back-up Servicing Fees;

                      (iv) to pay to the Servicer as servicing compensation (in
                  addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                      (v) to pay to the Servicer, the Depositor or the
                  Unaffiliated Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.05 all amounts received thereon not included in the Purchase Price or the Substitution Shortfall Amount;

                      (vi) from proceeds on the Collection Account with respect
                  to the Mortgage Loans in the related Group to reimburse the Servicer for any Monthly Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance in accordance with the provisions of Section 4.03;

                      (vii) from proceeds on the Collection Account with respect to the Mortgage Loans in the related Group to reimburse the Servicer or the Depositor for expenses incurred by or reimbursable to the Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

                      (viii) from proceeds on the Collection Account with
                  respect to the Mortgage Loans in the related Group to reimburse the Servicer or the Indenture Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.05 or Section 2.06 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

                      (ix) from proceeds on the Collection Account with respect
                  to the Mortgage Loans in the related Group to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to
                  Section 3.18(b); and

                      (x) to clear and terminate the Collection Account upon
                  termination of this Agreement pursuant to Section 10.01(a).

                  The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above. The Servicer shall provide written notification to the Indenture Trustee, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and (vii) above.

                  Section 3.12. [Reserved].

                  Section 3.13. Administrative Duties.

                  (a) Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Trust under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Trust under the Indenture. The Servicer shall monitor the performance of the Trust and shall advise the Owner Trustee when action is necessary to comply with the Trust's duties under the Indenture. The Servicer shall prepare for execution by the Trust or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Trust to take pursuant to the Indenture including, without limitation, pursuant to Sections 3.4, 3.5, 3.6, 3.7, 3.9, 3.16, 3.19, 7.1, 7.3, and of the Indenture.

                  (b) Duties with Respect to the Trust.

                      (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Trust or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws shall take all appropriate action that it is the duty of the Trust to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Trust or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Trust or the Owner Trustee and are reasonably within the capability of the Servicer.

                      (ii) Notwithstanding anything in this Agreement or the
                  Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Trust set forth in Article VIII of the Trust Agreement with respect to, among other things, accounting and reports to the Certificateholder (as defined in the Trust Agreement).

                      (iii) The Servicer shall perform the duties of the
                  Servicer specified in Section 14.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

                      (iv) In carrying out the foregoing duties or any of its
                  other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Trust and shall be, in the Servicer's opinion, no less favorable to the Trust in any material respect.

                  (c) Tax Matters. The Servicer shall prepare and file, on
             behalf of the Trust, all tax returns, tax elections, financial statements, and such annual or other reports of the Trust as are necessary for the preparation of tax reports as provided in Article VIII of the Trust Agreement. All tax returns will be signed by the Owner Trustee on behalf of the Trust.

                  (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article III unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                         (A) the amendment of or any supplement to the
                      Indenture;

                         (B) the initiation of any claim or lawsuit by the Trust
                      and the compromise of any action, claim or lawsuit brought by or against the Trust (other than in connection with the collection of the Mortgage Loans);

                         (C) the amendment, change or modification of this
                      Agreement or any of the Basic Documents;

                         (D) the appointment of successor Note Registrars, Note
                      Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Note Paying Agent or Trustee of its obligations under the Indenture; and

                         (E) the removal of the Indenture Trustee.

                  (e) Notwithstanding anything to the contrary contained herein, if HomeGold, Inc. shall cease to be the Servicer hereunder, HomeGold, Inc. shall nevertheless continue to be bound by the provisions of this Section 3.13, all references in this Section
             3.13 to the Servicer shall be deemed to be references to HomeGold, Inc. and the Servicer hereunder shall not be bound by such provisions.

                  Section 3.14. Investment of Funds in the Investment Accounts.

                  (a) The Servicer may direct any depository institution
             maintaining the Collection Account, the Expense Account, the Distribution Account and the Servicing Accounts (each, for purposes of this Section 3.14, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the next Payment Date, if a Person other than the Indenture Trustee is the obligor thereon, and (ii) no later than the next Payment Date, if the Indenture Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee. The Indenture Trustee on behalf of the Noteholders shall be entitled to sole possession over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Indenture Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Indenture Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Indenture Trustee shall at the direction of the Servicer:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Indenture Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account, the Expense Account, the Distribution Account and the Servicing Accounts held by or on behalf of the Servicer or the Indenture Trustee, shall be for the benefit of the Servicer and shall in the case of the Servicer Accounts and the Collection Account be subject to its withdrawal in accordance with Section 3.09 and Section 3.11, respectively. The Servicer shall deposit in the Collection Account, the Expense Account or the Distribution Account, as applicable, the amount of any loss incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Indenture Trustee may and, subject to Section 6.1 of the Indenture and
             Section 6.2(g) of the Indenture, upon the request of the Insurer, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  Section 3.15. [intentionally omitted]

                  Section 3.16. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

                  (a) The Servicer shall cause to be maintained for each
             Mortgaged Property fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire and hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.25, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Noteholders and the Insurer, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.16, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.16, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee, the Noteholders and the Insurer, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b) The Servicer shall keep in force during the term of this
             Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC, unless the Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Indenture Trustee. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

                  Section 3.17. Enforcement of Due-On-Sale Clauses, Assumption Agreements.

                  The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Indenture Trustee that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.17, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  Section 3.18. Realization Upon Defaulted Mortgage Loans.

                  (a) The Servicer shall use its best efforts, consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Sections 3.11 and 3.25. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

                  (b) Notwithstanding the foregoing provisions of this Section
             3.18 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trust, the Indenture Trustee, the Insurer or otherwise, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or
             (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trust, the Indenture Trustee, the Noteholders or the Insurer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:


                          (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Indenture Trustee, the Noteholders and the Insurer to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                          (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Indenture Trustee, the Noteholders and the Insurer to take such actions with respect to the affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 3.18 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in
Section 3.11(ix), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  If the Servicer determines, as described above, that it is in the best economic interest of the Indenture Trustee, Noteholders and the Insurer to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, cleanup or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Indenture Trustee, Noteholders and the Insurer. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section
3.11 (ix), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  (c) The Servicer may at its option purchase from the Trust any
             Mortgage Loan that is 90 days or more delinquent, which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Indenture Trustee and the Insurer prior to purchase), at a price equal to the Purchase Price, provided that the aggregate Stated Principal Balance of the Mortgage Loans so purchased may not, without the consent of the Insurer, exceed 3% of the aggregate Stated Principal Balances of the Mortgage Loans as of the Cut-Off Date. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Indenture Trustee, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer shall furnish and as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto.

                  (d) Proceeds received in connection with any Final Recovery
             Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and Monthly Advances, pursuant to Section 3.11(ii) or (iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Payment Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer for any related unreimbursed Monthly Advances in accordance with Section 3.11 (ii), and second, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.10(b).

                  Section 3.19. Indenture Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Indenture Trustee and the Insurer by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Indenture Trustee shall promptly release the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

                  Subject to the following sentence from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a Request for Release in the form of Exhibit E-1, release the related Mortgage File to the Servicer, and the Indenture Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds no longer exist, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Indenture Trustee to the Servicer.

                  Upon written certification of a Servicing Officer, the Indenture Trustee shall execute and deliver to the Servicer, with copies to the Insurer to be delivered by the Servicer, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Indenture Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  Section 3.20. Servicing Compensation.

                  As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan in each Group payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.26. In addition, the Servicer shall be entitled to recover unpaid related Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.25. The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay any fee to a Sub-Servicer out of the Servicing Fee.

                  Additional servicing compensation in the form of late payment charges or otherwise shall be retained by the Servicer (subject to Section 3.26) only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(iv) to withdraw from the Collection Account, and pursuant to Section 3.25(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.14 and Section 3.26, and shall also be entitled to interest or other income earned on other Investment Accounts pursuant to the Indenture. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.16, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, servicing compensation of each Sub-Servicer, and to the extent provided in Section 6.7 of the Indenture, the fees and expenses of the Indenture Trustee) and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  As compensation for the activities of the Back-up Servicer hereunder, the Back-up Servicer shall be entitled to the Back-up Servicing Fee with respect to each Mortgage Loan in each Group. The Back-up Servicer shall cease to be entitled to the Back-up Servicing Fee in the event it shall become the successor Servicer hereunder (in which case it shall be entitled to the compensation to which the Servicer is entitled to as provided herein).

                  Section 3.21. Reports to the Indenture Trustee; Collection Account Statements.

                  Not later than fifteen days after each Payment Date, the Servicer shall forward to the Trust, the Indenture Trustee, the Insurer and the Depositor a statement prepared by the Servicer setting forth the status of the Collection Account as of the close of business on such Payment Date with respect to the Mortgage Loans in Group I or Group II, and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.10(a) and each category of withdrawal specified in Section 3.11. Such statement may be in the form of the then current FNMA Monthly

Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans in Group I and Group II as of the last day of the calendar month immediately preceding such Payment Date. Copies of such statement shall be provided by the Indenture Trustee to any Securityholder and to any Person identified to the Indenture Trustee as a prospective transferee of a Security, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Indenture Trustee.

                  Section 3.22. Statement as to Compliance.

                  The Servicer will deliver to the Trust, the Indenture Trustee, the Insurer and the Depositor not later than 90 days following the end of the fiscal year of the Servicer, which as of the Closing Date ends on the last day in December, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such report shall be provided by the Indenture Trustee to any Securityholder and to any Person identified to the Indenture Trustee as a prospective transferee of a Security, upon request at the expense of the requesting party, provided such report is delivered by the Servicer to the Indenture Trustee.

                  Section 3.23. Independent Public Accountants' Servicing
Report.

                  Not later than 90 days following the end of each fiscal year of the Servicer, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Audit Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trust, the Indenture Trustee, the Insurer and each Rating Agency. Copies of such report shall be provided by the Indenture Trustee to any Securityholder upon request at the Servicer's expense, provided that such report is delivered by the Servicer to the Indenture Trustee and such report does not prohibit such delivery.

                  Section 3.24. Access to Certain Documentation.

                  The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Securityholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Securityholder, the Insurer, the Trust, the Indenture Trustee and to any Person identified to the Servicer as a prospective transferee of a Security, upon reasonable request during normal business hours at the offices of the Servicer designated by it at the expense of the Person requesting such access.

                  Section 3.25. Title, Management and Disposition of REO
Property.

                  (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Indenture Trustee, or its nominee, on behalf of the Noteholders, the Certificateholder and the Insurer.

                  (b) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Indenture Trustee for the benefit of the Noteholders and the Insurer (the "REO Account"), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

                  (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, on such terms and for such period as the Servicer deems to be in the best interests of the Noteholders and the Insurer. In connection therewith, the Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                      (i) all insurance premiums due and payable in respect of
                  such REO Property;

                      (ii) all real estate taxes and assessments in respect of
                  such REO Property that may result in the imposition of a lien thereon; and

                      (iii) all costs and expenses necessary to maintain such
                  REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through
(iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

                  The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                      (i) the terms and conditions of any such contract shall
                  not be inconsistent herewith;

                      (ii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                      (iii) none of the provisions of this Section 3.25(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Indenture Trustee on behalf of the Noteholders and the Insurer with respect to the operation and management of any such REO Property; and

                      (iv) the Servicer shall be obligated with respect thereto
                  to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.20 is sufficient to pay such fees, subject to the Servicer's rights under Section 3.25(c)(iii).

                  (d) In addition to the withdrawals permitted under Section
             3.25(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Monthly Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for payment on the related Payment Date in accordance with Section 8.3 of the Indenture, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.25(c) or this Section 3.25(d).

                  (e) Subject to the time constraints set forth in Section
             3.25(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities and as are in accordance with general FNMA guidelines.

                  (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for payment on the related Payment Date in accordance with
             Section 8.3 of the Indenture.

                  (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  Section 3.26. Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.

                  The Servicer shall deliver to the Indenture Trustee for deposit into the Distribution Account on or before 3:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount equal to the lesser of
(i) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date resulting solely from Principal Prepayments during the related Collection Period and (ii) the total amount of its Servicing Fee for the most recently ended calendar month.

                  Section 3.27. [Reserved].

                  Section 3.28. Obligations of the Servicer in Respect of Monthly Payments.

                  In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Indenture Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Indenture Trustee, the Insurer, the Depositor and any successor servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

                  Section 3.29. [Reserved].

                  Section 3.30. Obligations Under Indenture.

                  The Servicer agrees to perform the obligations stated in the Indenture to be performed by the Servicer, including, without limitation, (i) provision of the notice of the amounts, if any, that the Insurer has paid in respect of the Notes pursuant to Section 2.6(d) of the Indenture, (ii) payment of the expenses and fees referred to in Sections 5.13, 6.7, 6.8 and 6.10(e) of the Indenture, and (iii) advising the Indenture Trustee with respect to the manner of surrender of Notes as contemplated in Section 8.3(f) of the Indenture.

                  Section 3.31. Records.

                  The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Trust at any time during normal business hours.

                  Section 3.32. Additional Information to be Furnished to the Trust.

                  The Servicer shall furnish to the Trust from time to time such additional information regarding the Collateral as the Trust shall reasonably request.


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


                                   ARTICLE IV

                     PAYMENTS AND DISTRIBUTIONS; STATEMENTS;
                 MONTHLY ADVANCES; REALIZED LOSSES; WITHHOLDING

                  Section 4.01. Payments and Distributions.

                  The Securityholders shall have the right to receive payments and distributions in respect of the Securities as set forth in the Indenture and the Trust Agreement.

                  Section 4.02. Statements to Securityholders.

                  On each Servicer Remittance Date, the Servicer shall deliver to the Trust, the Back-up Servicer, the Indenture Trustee, the Insurer and the Rating Agencies by telecopy (or by such other means as the Servicer and the Trust, the Indenture Trustee, the Insurer or the Rating Agencies, as the case may be, may agree from time to time) a report prepared by the Servicer with respect to each Group of Mortgage Loans as to the distributions to be made on the related Payment Date and shall forward to the Indenture Trustee and the Back-up Servicer by overnight mail a computer readable magnetic tape or diskette of such report. Both reports (each a "Remittance Report") shall contain the following information:

                  a. the amount of the payment to be made on such Payment Date to the Holders of each Class of Class A Notes allocable to principal;

                  b. the amount of the payment to be made on such Payment Date to the Holders of each Class of Class A Notes allocable to interest;

                  c. the aggregate amount of servicing compensation received by the Servicer during the related Collection Period and such other customary information within the knowledge of the Indenture Trustee as the Indenture Trustee deems necessary or desirable, or which a Securityholder reasonably requests, to enable Securityholders to prepare their tax returns;

                  d. the Scheduled Payments for each Group for such Payment Date and the respective provisions thereof allocable to principal and interest;

                  e. the Available Distribution Amount for each Group for such Payment Date;

                  f. the amount, if any, by which the Scheduled Payments for each Group for such Payment Date exceeds the Available Distribution Amount for the related Class expected to be on deposit in the Distribution Account on such Payment Date;

                  g. the amount of Monthly Advances for each Group to be made by the Servicer in respect of the related Payment Date, the aggregate amount of Monthly Advances for each Group outstanding after giving effect to such Monthly Advances, and the aggregate amount of Nonrecoverable Monthly Advances for each Group in respect of such Payment Date;

                  h. with respect to any reimbursement to be made to the Insurer on such Payment Date pursuant to Sections 8.3(a)(iii) and (v) of the Indenture, the amount, if any, allocable to principal and the amount allocable to interest;

                  i. Cumulative Insurance Payments for each Group after giving effect to the distributions to be made on such Payment Date;

                  j. the Delinquency Percentage for each Group for the related Collection Period;

                  k. the Cumulative Loss Percentage for each Group for such Payment Date;

                  l. the amount of any Insurance Payment to be made to each Class of Class A Noteholders on such Payment Date, the amount of any reimbursement payment to be made to the Insurer on such Payment Date pursuant to Section 8.3(a)(iii) of the Indenture and the amount of Cumulative Insurance Payments after giving effect to any such Insurance Payment to such Class A Noteholders or any such reimbursement payment to the Insurer;

                  m. the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties in each Group at the close of business on such Payment Date;

                  n. the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans in each Group as of the related Due Date;

                  o. the number and aggregate unpaid principal balance of Mortgage Loans in each Group (a) 30 days past due, (b) 60 days past due, (c) 90 or more days past due and (d) as to which foreclosure proceedings have been commenced;

                  p. with respect to any Mortgage Loan that became an REO Property in each Group during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                  q. the book value of any REO Property in each Group as of the close of business on the last Business Day of the calendar month preceding the Payment Date;

                  r. the aggregate amount of Principal Prepayments for each Group made during the related Collection Period;

                  s. the aggregate amount of Realized Losses for each Group incurred during the related Collection Period;

                  t. the aggregate amount of extraordinary expenses withdrawn from the Collection Account or the Distribution Account for such Payment Date;

                  u. the Note Principal Balance for each Class after giving effect to the distributions to be made on such Payment Date;

                  v. the Note Factor for each Class of Notes applicable to such Payment Date;

                  w. the Interest Distribution Amount in respect of each Class of Class A Notes for such Payment Date and the respective portions thereof, if any, paid under the Policy or (in the event of a Deficiency Event) remaining unpaid following the distributions to be made in respect of such Notes on such Payment Date;

                  x. the aggregate amount of any Prepayment Interest Shortfalls for each Class for such Payment Date, to the extent not covered by payments by the Servicer pursuant to Section 3.26;

                  y. the aggregate amount of Relief Act Interest Shortfalls for each Class for such Payment Date;

                  z. the Required Overcollateralization Amount for each Class for such Payment Date;

                  aa. the Subordination Overcollateralization Amount for each
                      Class, if any, for such Payment Date;

                  bb. the Subordination Overcollateralization Amount for each
                      Class, if any, for such Payment Date; and

                  cc. the amount of the distribution to be made on such Payment
                      Date to the Holder of the Certificate.

                  In the case of information furnished pursuant to clauses (1) through (3) above, the amounts shall be expressed as a dollar amount per Single Security.

                  At the request of the Insurer, the Back-up Servicer and the Servicer shall attempt to reconcile any material inconsistencies and/or to furnish any omitted information. Unless the Servicer reasonably believes that the Back-up Servicer's determinations are correct, the Servicer shall have no obligation to amend the Remittance Report to reflect the Back-up Servicer's computations or to include the omitted information; provided notice of such determination shall be given to the Insurer and the Back-up Servicer by the Servicer. The Back-up Servicer shall in no event be liable to the Servicer with respect to any failure of the Back-up Servicer to discover or detect any errors, inconsistencies or omissions by the Servicer with respect to the Remittance Reports.

                  Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Indenture Trustee, and the Indenture Trustee shall forward to each Person who at any time during the calendar year was a Holder of a Note (a) a statement containing the information set forth in clauses (1) through (3) above, aggregated for such calendar year or applicable portion thereof during which such person was a Noteholder and (b) such information contained in the Remittance Reports as required to enable the Holders of the Notes to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

                  On each Payment Date, the Indenture Trustee shall forward to the Trust, the Depositor, the Holder of the Certificate, the Insurer and the Servicer, a copy of the reports forwarded to the Class A Noteholders on such Payment Date and, if different from the amounts stated in the Remittance Report, a statement setting forth the amounts, if any, actually distributed with respect to the Certificate on such Payment Date.

                  Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Indenture Trustee, and the Indenture Trustee shall forward to each Person who at any time during the calendar year was a Holder of the Certificate a statement setting forth the amount, if any, actually distributed with respect to the Certificate, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

                  Upon request, the Servicer shall furnish to the Indenture Trustee, and the Indenture Trustee shall forward to each Securityholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Securityholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Securityholder in accordance with such reasonable and explicit instructions and directions as the Securityholder may provide. For purposes of this Section 4.02, the Indenture Trustee's duties are limited to the extent that the Indenture Trustee receives timely reports as required from the Servicer.

                  Section 4.03. Monthly Advances.

                  (a) [Reserved]

                  (b) The amount of Monthly Advances for each Group to be made by the Servicer for any Payment Date shall equal, subject to
             Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments allocable to interest (with each interest portion thereof net of the related Servicing Fee), due during the related Collection Period in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Collection Period and as to which REO Property an REO Disposition did not occur during the related Collection Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.25 for distribution on such Payment Date. For purposes of the preceding sentence, the Monthly Payment on each Balloon Mortgage Loan with a delinquent Balloon Payment is equal to the assumed monthly interest payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Mortgage Loan.

                  On or before 3:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Indenture Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of Monthly Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Group and Payment Date either
(i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Servicer in discharge of any such Monthly Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Monthly Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Distribution Amount for the related Payment Date (determined without regard to Monthly Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to Securityholders pursuant to Section 8.3 of the Indenture on such Payment Date if such amounts held for future distributions had not been so used to make Monthly Advances. The Indenture Trustee will provide notice to the Servicer and the Insurer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Indenture Trustee on such date is less than the Monthly Advances required to be made by the Servicer for the related Payment Date.

                  (c) The obligation of the Servicer to make such Monthly
             Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Property pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

                  (d) Notwithstanding anything herein to the contrary, no
             Monthly Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Monthly Advance or Servicing Advance would, if made, constitute a Nonrecoverable Monthly Advance or Servicing Advance. The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Depositor, the Indenture Trustee and the Insurer.

                  Section 4.04. Determination of Realized Losses.

                  Prior to each Determination Date, the Servicer shall determine as to each Mortgage Loan and REO Property, the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Collection Period. Prior to each Determination Date, the Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Collection Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Collection Period. Such information shall be evidenced by an Officer's Certificate delivered to the Trust, the Indenture Trustee and the Insurer by the Servicer prior to the Determination Date immediately following the end of the Collection Period during which any such Realized Loss was incurred.

                  Section 4.05. Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Indenture Trustee shall comply with all federal withholding requirements respecting payments to Noteholders of interest or original issue discount that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for such withholding. In the event the Indenture Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Noteholder pursuant to federal withholding requirements, the Indenture Trustee shall indicate the amount withheld to such Noteholders.

                                   ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICER

                  Section 6.01. Liability of the Depositor and the Servicer.

                  The Depositor and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement on and undertaken hereunder by the Depositor and the Servicer, respectively herein.

                  Section 6.02. Merger or Consolidation of the Depositor or the Servicer.

                  Subject to the following paragraph, each of the Trust, the Depositor and the Servicer will keep in full effect its existence, rights and franchises as a trust or corporation, as the case may be, under the laws of the jurisdiction of its incorporation. The Depositor and the Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Securities or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (i) the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC, (ii) that the Rating Agencies ratings and shadow ratings of the Class A Notes in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies) and (iii) in the case of the Servicer, the Insurer delivers its written consent to such successor.

                  Section 6.03. Limitation on Liability of the Depositor, the Servicer and Others.

                  None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the case of the Depositor, and willful misfeasance, bad faith or negligence in the case of the Servicer, in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust (to the extent of the Trust Property only) against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the case of the Depositor, and willful misfeasance, bad faith or negligence in the case of the Servicer, in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, unless the Depositor or the Servicer acts without the consent of the Insurer prior to an Insurer Default or without the consent of Holders of Notes entitled to at least 51% of the Voting Rights after an Insurer Default, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the case of the Depositor, and willful misfeasance, bad faith or negligence in the case of the Servicer, in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Property, and the Depositor and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Noteholders to receive any amount in the Collection Account.

                  Section 6.04. Limitation on Resignation of the Servicer.

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Indenture Trustee and the Back-up Servicer. No resignation of the Servicer shall become effective until the Back-up Servicer or other successor servicer shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor servicer.

                  If, at the time the Servicer is removed or resigned there is no Back-up Servicer or the Back-up Servicer is unable to act as successor servicer and the Indenture Trustee does not appoint a different successor servicer, then the Indenture Trustee shall become the successor servicer.

                  Upon the termination or resignation of the Servicer, the Servicer also shall promptly (and in any event no later than 10 Business Days subsequent to such termination or resignation) deliver or cause to be delivered to the Back-up Servicer all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession. The Servicer may retain copies of any such books and records.

                  Any collections received by the Servicer after termination or resignation shall be endorsed by it and remitted directly and immediately to the Back-up Servicer. The Servicer shall be entitled to receive the Servicing Fee through the day on which it is terminated as Servicer (which may be pro rated for a partial month).

                  To the extent that the Servicer, at the time of its termination or resignation, has therefore expended any amounts as Servicing Advances with respect to any Mortgage Loan, which Servicing Advances remain unreimbursed as of such date ("Unrecovered Advances") the Servicer shall thereafter be entitled to receive from the Back-up Servicer, monthly, such information as may be generated by the Back-up Servicer as may be reasonably necessary to enable the Servicer to monitor the recovery of, and collection efforts undertaken with respect to, the Unrecovered Advances, which information will include details of collection activities, payment records and trial balances. To the extent that the Back-up Servicer or other successor servicer receives any amounts which relate to reimbursement for Unrecovered Advances made by the prior Servicer, such amounts shall be remitted to the prior Servicer on the related Payment Date. To the extent that the Servicer, based upon the information supplied by the Back-up Servicer, believes that any discrepancies exist between actual Unrecovered Advances received by the Back-up Servicer and the amounts forwarded to the Servicer as recovered Unrecovered Advances, the Servicer and the Back-up Servicer shall attempt in good faith to reconcile such discrepancies.

                  The Back-up Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any succession to become the successor servicer. The Servicer agrees to cooperate reasonably with the Back-up Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide to the Back-up Servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Back-up Servicer all amounts which then have been or should have been deposited in the Collection Account, or which are thereafter received with respect to the Mortgage Loans. The Back-up Servicer shall not be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

                  The Servicer which is being terminated or is resigning shall give notice to the Mortgagors of the transfer of the servicing to the Back-up Servicer. Said notice shall be a joint notice of servicing transfer in the form required by applicable law.

                  Section 6.05. Rights of the Trust, the Depositor and Others in Respect of the Servicer.

                  The Servicer shall afford the Trust, the Depositor, the Indenture Trustee and the Insurer, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the Trust, the Depositor, the Indenture Trustee and the Insurer its most recent financial statements and such other information relating to its capacity to perform its obligations under this Agreement it possesses. To the extent such information is not otherwise available to the public, the Trust, the Depositor, the Indenture Trustee and the Insurer shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Trust, the Depositor, the Indenture Trustee, the Insurer or the Trust Property, and in either case, the Trust, the Depositor, the Insurer or the Indenture Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement or exercise the rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

                  Section 6.06. Limitation of Liability.

                  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of HomeGold Home Equity Loan Trust 1999-1 under the Trust Agreement dated as of May 1, 1999, with Emergent Residual Holding Corp., in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents.


                                   ARTICLE VII

                                     DEFAULT

                  Section 7.01. Servicer Events of Default.

                  "Servicer Event of Default," wherever used herein, means any one of the following events:

                      (i) any failure by the Servicer to remit to the Indenture
                  Trustee for payment to Noteholders any payment (other than a Monthly Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 4.03) required to be made under the terms of the Indenture or this Agreement which continues unremedied for the later of (x) a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust, the Depositor, the Insurer or the Indenture Trustee (in which case notice shall be provided by telecopy), or to the Servicer, the Trust, the Depositor, the Insurer and the Indenture Trustee by the Holders of both Classes of Notes entitled to at least 25% of the Voting Rights or (y) five days; or

                      (ii) any failure (other than a failure identified in
                  clause (vi) below) on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Indenture or this Agreement which continues unremedied for a period of 30 days (or 10 days in the case of a failure to maintain any insurance policy on any of the Mortgage Loans or

                  Mortgaged Properties) after the earlier of (I) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust, the Depositor, the Insurer or the Indenture Trustee, or to the Servicer, the Depositor, the Insurer and the Indenture Trustee by the Holders of both Classes of Notes entitled to at least 25% of the Voting Rights and (II) actual knowledge of such failure by a Servicing Officer of the Servicer; or

                      (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidate in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                      (iv) the Servicer shall consent to the appointment of a
                  conservator or receiver or liquidate in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                      (v) the Servicer shall admit in writing its inability to
                  pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) any failure of the Servicer to make any Monthly
                  Advance on any Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 or failure to make any payment required pursuant to Section 3.26 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Servicer Remittance Date; or

                      (vii) any breach of a representation or warranty of the
                  Servicer relating to such Servicer's authority to enter into, and its ability to perform its obligations under, this Agreement; or

                      (viii) the occurrence of a Performance Test Violation (as
                  defined in the Insurance Agreement).

                  Subject to Article IX, if a Servicer Event of Default described in clauses (i) through (v) and (vii) and (viii) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Trust, the Depositor, the Insurer or the Indenture Trustee may, and at the written direction of the Holders of both Classes of Notes entitled to at least 25% of Voting Rights (with the consent of the Insurer to the extent there is no Insurer Default), the Indenture Trustee shall, by notice in writing to the Servicer and the Back-up Servicer (and to the Trust, the Depositor and the Insurer if given by the Indenture Trustee or to the Indenture Trustee if given by the Trust, the Depositor or the Insurer), terminate all of the rights and obligations of the Servicer in its capacity as Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Servicer Event of Default described in clause (vi) hereof shall occur, the Indenture Trustee shall, by notice in writing to the Servicer, the Back-up Servicer, the Insurer, the Trust and the Depositor, terminate all of the rights and obligations of the Servicer in its capacity as Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer and the Back-up Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities (other than as a Holder of any Security) or the Mortgage Loans or the Policy or otherwise, shall pass to and be vested in the Back-up Servicer pursuant to and under this Section, and, without limitation, the Back-up Servicer, is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Back-up Servicer with all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement, and to cooperate with the Back-up Servicer in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Indenture Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer, the Distribution Account, the Policy Payments Account or any REO Account or Servicing Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Servicer (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Monthly Advances or otherwise, and shall continue to be entitled to the benefits of
Section 6.03 notwithstanding any such termination). For purposes of this Section 7.01, the Indenture Trustee shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Indenture Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Indenture Trustee and such notice references the Notes, the Trust Property or this Agreement.

                  In the event that the Back-up Servicer becomes the Successor Servicer, the parties hereby agree that there shall no longer be the requirement to have a Back-up Servicer.

                  The Servicer hereby covenants and agrees to act as the Servicer under this Agreement for an initial term, commencing on the Closing Date and ending on August 31, 1999, which term shall be extendable by the Insurer for successive terms of three calendar months thereafter, until the termination of the Servicer's obligations and responsibilities pursuant to
Article X; provided that, if the Back-up Servicer shall become the Servicer hereunder the term of the Back-up Servicer as Servicer shall not be subject to termination without cause. Each such notice of extension (a "Servicer Extension Notice") shall be delivered by the Insurer to the Trust, the Indenture Trustee and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound for the duration of the term covered by such Servicer Extension Notice to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Indenture Trustee agrees that if as of the fifteenth (15th) day prior to the last day of any term of the Servicer the Indenture Trustee shall not have received any Servicer Extension Notice from the Insurer, the Indenture Trustee will within five (5) days thereafter, give written notice of such non-receipt to the Trust, the Back-up Servicer, the Insurer and the Servicer. The failure of the Insurer to deliver a Servicer Extension Notice by the end of a calendar term shall result in the termination of the Servicer and the Back-up Servicer shall become the Successor Servicer. The foregoing provisions of this paragraph shall not apply to the Indenture Trustee in the event the Indenture Trustee succeeds to the rights and obligations of the Servicer and the Indenture Trustee shall continue in such capacity until the earlier of the termination of this Agreement pursuant to Article X or the appointment of a successor servicer.

                  Section 7.02. Back-up Servicer to Act; Appointment of Successor Servicer.

                  (a) On and after the time the Servicer receives a notice of termination or the Servicer's term is not extended pursuant to
             Section 7.01, the Back-up Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer under this Agreement and its obligation to deposit amounts in respect of losses pursuant to Section 3.14) by the terms and provisions hereof including, without limitation, the Servicer's obligations to make Monthly Advances pursuant to Section 4.03; provided, however, that if the Back-up Servicer is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Indenture Trustee shall not be obligated to make Monthly Advances pursuant to Section 4.03 or to make payments in respect of Prepayment Interest Shortfalls pursuant to Section 3.26; and provided, further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Back-up Servicer as successor to the Servicer hereunder. As compensation therefor, the Back-up Servicer shall be entitled to the Servicing Fees and all funds relating to the Mortgage Loans to which the Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above, if the Back-up Servicer is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Insurer or if the Holders of both Classes of Notes entitled to at least 51% of the Voting Rights so request in writing to the Indenture Trustee, the Indenture Trustee may promptly appoint, with the consent of the Insurer, or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and the Insurer and having a net worth of not less than $15,000,000 and which is a FNMA and FHLMC approved Seller/Servicer, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement. No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Depositor, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Servicer under this Agreement, the Indenture Trustee shall act in such capacity as hereinabove provided.

                  (b) If the Servicer fails to remit to the Indenture Trustee for payment to the Noteholders any payment required to be made under the terms of the Indenture or this Agreement (for purposes of this Section 7.02(b), a "Remittance") because the Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of such Remittance is prohibited by Section 362 of the federal Bankruptcy Code, the Indenture Trustee shall upon notice of such prohibition, regardless of whether it has received a notice of termination under Section 7.01, advance the amount of such Remittance by depositing such amount in the Distribution Account on the related Payment Date. The Indenture Trustee shall be obligated to make such advance only if (i) such advance, in the good faith judgment of the Indenture Trustee, can reasonably be expected to be ultimately recoverable from funds which are in the custody of the Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition (the "Stayed Funds") and (ii) the Indenture Trustee is not prohibited by law from making such advance or obligating itself to do so. Upon remittance of the Stayed Funds to the Indenture Trustee or the deposit thereof in the Distribution Account by the Servicer, a trustee in bankruptcy or a federal bankruptcy court, the Indenture Trustee may recover the amount so advanced, without interest, by withdrawing such amount from the Distribution Account; provided, however, that nothing in this Agreement shall be deemed to affect the Indenture Trustee's rights to recover from the Servicer's own funds interest at the prime rate (as set forth in the Wall Street Journal) as of the date of such advance on the amount of any such advance. If the Indenture Trustee at any time makes an advance under this subsection which it later determines in its good faith judgment will not be ultimately recoverable from the Stayed Funds with respect to which such advance was made, the Indenture Trustee shall be entitled to reimburse itself for such advance, without interest, by withdrawing from the Distribution Account, out of amounts on deposit therein, an amount equal to the portion of such advance attributable to the Stayed Funds. The Servicer shall pay the Indenture Trustee, from the Servicer's own funds, interest on any advance made by the Indenture Trustee pursuant to this paragraph at a rate equal to the prime rate (as set forth in the Wall Street Journal) as of the date of such advance.



                  (c) The Servicer, the Back-up Servicer, the Indenture Trustee
             and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Back-up Servicer (or the Indenture Trustee) shall be reimbursed for Transition Costs, if any, incurred in connection with the assumption of responsibilities of the successor Servicer, upon receipt of documentation of such costs and expenses. The Back-up Servicer shall have no claim against the Servicer, the Indenture Trustee, the Insurer, the Owner Trustee, the Depositor, any Noteholder, the Trust or any other Party to the Related Documents for any costs and expenses incurred in effecting such succession in excess of the amount specified in the definition of "Transition Costs."

                  Section 7.03. Notification to Noteholders and Trust.

                  (a) Upon any termination of the Servicer pursuant to Section
             7.01 above or any appointment of a successor to the Servicer pursuant to Section 7.02 above, the Indenture Trustee shall give prompt written notice thereof to the Trust and to all Noteholders at their respective addresses appearing in the Note Register.

                  (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or five days after a Responsible Officer of the Indenture Trustee becomes aware of the occurrence of such an event, the Indenture Trustee shall transmit by mail to the Trust and all Holders of Notes notice of each such occurrence, unless such default or Servicer Event of Default shall have been cured or waived.

                  Section 7.04. Waiver of Servicer Events of Default.

                  The Holders of Notes evidencing at least 66% of the aggregate Note Principal Balance of all Classes of Notes affected by any default or Servicer Event of Default hereunder, with the written consent of the Insurer, may waive such default or Servicer Event of Default; provided, however, that a default or Servicer Event of Default under clause (i) or (vi) of Section 7.01 may be waived only by all of the Holders of the Notes with the written consent of the Insurer. Upon any such waiver of a default or Servicer Event of Default, such default or Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 7.05. The Back-up Servicer.

                  Prior to assuming any of the Servicer's rights and obligations hereunder the Back-up Servicer shall only be responsible to perform those duties specifically imposed upon it by the provisions hereof. Such duties generally relate to the following procedures which would permit the Back-up Servicer to assume some or all of the Servicer's rights and obligations hereunder with reasonable dispatch, following notice.

                  The Back-up Servicer, prior to assuming any of the Servicer's duties hereunder may not resign hereunder unless it arranges for a successor Back-up Servicer reasonably acceptable to each Rating Agency, and the Insurer with not less than 60 day's notice delivered to the Servicer, the Indenture Trustee and the Depositor. Prior to its becoming successor servicer, the Back-up Servicer shall have only those duties and obligations imposed by it under this Agreement, and shall have no obligations or duties under any agreement to which it is not a party, including but not limited to the various agreements named herein. In its capacity as successor servicer and as Back-up Servicer, Fairbanks Capital Corp. shall in no event be liable for any obligations of the Unaffiliated Seller or the Servicer to any party, whether hereunder or under any other agreement, which are not related to servicing functions, including, without limitation, any repurchase obligations.

                  The Back-up Servicer agrees to indemnify the Trust, the Indenture Trustee, the Depositor, each Noteholder, the Servicer and the Unaffiliated Seller, and any of their respective directors, officers, employees or agents from, and hold them harmless against, any and all costs, expenses (including reasonable attorney fees and disbursements), losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Trust, the Indenture Trustee, the Depositor, the Noteholder, the Servicer, or the Unaffiliated Seller and their respective directors, officers, employees and agents through the Back-up Servicer's acts or omissions in violation of this Agreement, except to the extent such indemnified party's own bad faith, willful misconduct or gross negligence contributes to the cost, loss, claim, damage or liability.

                  The Back-up Servicer (including the Back-up Servicer in its capacity as successor servicer) in addition agrees to indemnify the Servicer against any losses, claims or damages whenever imposed or suffered resulting from the performance or non-performance by the Back-up Servicer of its duties hereunder from the date on which it becomes the successor servicer, other than any loss, claim or damage resulting from the Servicer's negligence, misconduct, bad faith or failure to comply with this Agreement.

                  The Servicer shall have no liability, direct or indirect, to any party, for the acts or omissions of the Back-up Servicer, whenever such acts or omissions occur whenever such liability is imposed.

                  No later than the fifth Business Day of each calendar month, the Servicer shall deliver to the Back-up Servicer a complete set of servicing records in computer-readable form with respect to the payment, collection and other servicing activity of the Mortgage Loans during the preceding calendar month, which records shall contain sufficient data to permit the Back-up Servicer to assume the duties of the Servicer hereunder without delay on account of the absence of relevant servicing information. On at least a quarterly basis, the Back-up Servicer shall convert and "map" the data contained in such servicing records to its own servicing system, and shall provide the Insurer and Indenture Trustee not later than each March 15, June 15, September 15 and December 15, commencing September 15, 1999, with an officer's certificate, in the form of Exhibit F hereto, to the effect that it has received from the Servicer each monthly submission of servicing data, has completed such conversion and mapping of the data delivered with respect to the three immediately preceding calendar months, and is capable of assuming the duties of the Servicer if required to do so hereunder.


                                  ARTICLE VIII

                        CONCERNING THE INDENTURE TRUSTEE

                  Section 8.01. Duties, Responsibilities, Etc. of Indenture Trustee.

                  The duties, rights, responsibilities and privileges of the Indenture Trustee shall be as set forth herein, in the Indenture and in the other Basic Documents to which the Indenture Trustee is a party and no implied covenants or obligations on the part of the Indenture Trustee shall be read into this Agreement, the Indenture or any of the Basic Documents. Without limitation of the foregoing, it is acknowledged and agreed that the provisions of Sections
6.1 through 6.7 and 6.11 through 6.21 of the Indenture shall apply as if set forth in full herein.

                  Section 8.02. Replacement of Indenture Trustee; Successor Indenture Trustee; Appointment of Co- or Separate Indenture Trustee.

                  Any successor Indenture Trustee pursuant to Section 6.8 or 6.9 of the Indenture shall succeed to all the rights, duties, responsibilities of the Indenture Trustee pursuant to this Agreement and any co-trustee or separate trustee appointed pursuant to Section 6.10 of the Indenture may, with the consent of the Insurer, act as co-trustee or separate trustee hereunder.

                  Section 8.03. Representations and Warranties of the Indenture Trustee.

                  The Indenture Trustee hereby represents and warrants to the Servicer, the Depositor and the Insurer, as of the Closing Date, that:

                      (i) The Indenture Trustee is a national banking
                  association duly organized, validly existing and in good standing under the laws of the United States.

                      (ii) The execution and delivery of this Agreement by the
                  Indenture Trustee, and the performance and compliance with the terms of this Agreement by the Indenture Trustee, will not violate the Indenture Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                      (iii) The Indenture Trustee has the full power and
                  authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                      (iv) This Agreement, assuming due authorization, execution and delivery by the Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                      (v) The Indenture Trustee is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Indenture Trustee to perform its obligations under this Agreement or the financial condition of the Indenture Trustee.

                      (vi) No litigation is pending or, to the best of the
                  Indenture Trustee's knowledge, threatened against the Indenture Trustee which would prohibit the Indenture Trustee from entering into this Agreement or, in the Indenture Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Indenture Trustee to perform its obligations under this Agreement or the financial condition of the Indenture Trustee.

                                   ARTICLE IX

                      CERTAIN MATTERS REGARDING THE INSURER

                  Section 9.01. Rights of the Insurer to Exercise Rights of Class A Noteholders.

                  Each of the Trust, the Depositor, the Servicer and the Indenture Trustee, and by accepting a Note, each Noteholder, agrees that unless an Insurer Default has occurred and is continuing, the Insurer shall have the right to exercise all rights of the Noteholders under this Agreement, the Indenture and the Basic Documents (including all Voting Rights) (except as provided in clause (i) of the second paragraph of Section 12.01) without any further consent of the Noteholders, including, without limitation:

                  (a) the right to direct foreclosures upon Mortgage Loans upon failure of the Servicer to do so;

                  (b) the right to require the Unaffiliated Seller or the
             Originator to repurchase, or substitute for, Mortgage Loans pursuant to Section 2.05;

                  (c) the right to give notices of breach or to terminate the rights and obligations of the Servicer as Servicer pursuant to
             Section 7.01;

                  (d) the right to direct the actions of the Indenture Trustee during the continuance of a Servicer Event of Default pursuant to Sections 7.01 and 7.02;

                  (e) the right to consent to or direct any waivers of Servicer
             Event of Defaults pursuant to Section 7.04; and

                  (f) the right to remove the Indenture Trustee pursuant to
             Section 6.8 of the Indenture.

                  So long as no Insurer Default should have occurred and be continuing, the consent of the Insurer to any action or matter shall be deemed to also constitute the consent of the requisite percentage of Noteholders required by this Agreement or the Indenture in respect of such action or matter.

                  In addition, each Noteholder agrees that, unless an Insurer Default has occurred and is continuing, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Insurer.

                  Section 9.02. Indenture Trustee to Act Solely with Consent of the Insurer.

                  Unless an Insurer Default has occurred and is continuing, the Indenture Trustee shall not agree to any amendment pursuant to Section 12.01 or terminate the Servicer pursuant to Section 7.01, in each case without the prior written consent of the Insurer (which consent shall not be unreasonably withheld).

                  Section 9.03. Trust Property and Accounts Held for Benefit of the Insurer.

                  The Servicer hereby acknowledges and agrees that it shall service and administer the Mortgage Loans and any REO Properties, and shall maintain the Collection Account and any REO Account, for the benefit of the Trust, the Noteholders and for the benefit of the Insurer, and all references in this Agreement (including, without limitation, in Sections 3.01 and 3.10) to the benefit of or actions on behalf of the Trust, the Noteholders shall be deemed to include the Insurer. Unless an Insurer Default has occurred and is continuing, the Servicer shall not terminate any Sub-Servicing Agreements without cause without the prior consent of the Insurer. Unless an Insurer Default has occurred and is continuing, neither the Servicer nor the Depositor shall undertake any litigation pursuant to Section 6.03 (other than litigation to enforce their respective rights hereunder) without the prior consent of the Insurer. The Indenture Trustee and the Servicer shall provide such information as may be reasonably requested by, and shall otherwise cooperate with all reasonable requests of the Insurer with respect to the Mortgage Loans or the Notes; provided that such information is within the control of or reasonably accessible to such party without undue expense.

                  Section 9.04. Notices to the Insurer.

                  All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Noteholders shall also be sent to the Insurer.

                  Section 9.05. Third-Party Beneficiary.

                  The Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto, provided, however, that notwithstanding the foregoing, for so long as an Insurer Default has occurred and is continuing, the Noteholders shall succeed to the Insurer's rights hereunder.

                  Section 9.06. Termination of the Servicer.

                  Notwithstanding anything this Agreement to the contrary, the Insurer may terminate or refuse to renew the term of the Servicer at such time as permitted under any separate agreements between them so long as no Insurer Default has occurred and is continuing.


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


                                   ARTICLE X

                TERMINATION; SALE AND PURCHASE OF MORTGAGE LOANS

                  Section 10.01. Termination Upon Early Redemption of the Notes or Liquidation of All Mortgage Loans; Right of Servicer and Insurer to Purchase Mortgage Loans.

                  (a) The respective obligations and responsibilities under this
             Agreement of the Trust, the Depositor, the Servicer and the Indenture Trustee (other than the obligations to the Indenture Trustee pursuant to Section 6.7 of the Indenture and of the Servicer to provide for and the Indenture Trustee to make payments to Noteholders as contemplated herein and in the Indenture) shall terminate upon the earlier to occur of (i) satisfaction and discharge of the indebtedness evidenced by the Notes pursuant to the Indenture; and (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Property; provided, however, that in no event shall the Trust or any trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  (b) [Reserved]

                  Section 10.02. Sale and Purchase of Mortgage Loans.

                  (a) Any redemption of a Class of Notes pursuant to Article X of the Indenture shall be funded through the sale to the Servicer of all of the Mortgage Loans and REO Properties included in the relevant Group pursuant to Section 10.02(b) at a price equal to not less than the greater of (A) the Redemption Price plus all amounts due to the Insurer in respect of such Class or (B) the greater of
             (x) the aggregate Purchase Price of all such Mortgage Loans in the related Group, plus the appraised value of each such REO Property in the related Group, if any, to be sold, such appraisal to be conducted by an appraiser mutually agreed upon by the Trust, the purchaser and the Indenture Trustee in their reasonable discretion (and approved by the Insurer in its reasonable discretion) and (y) the aggregate fair market value of all of the assets to be sold (as determined by the Trust, the purchaser, the Insurer (to the extent the Insurer is not the purchaser) and the Indenture Trustee) as of the close of business on the third Business Day next preceding the date upon which notice of any such Note Redemption is furnished to Noteholders.

                  (b) [Reserved]

                  (c) [Reserved]

                  (d) In the event of a purchase of all of the Mortgage Loans and REO Property in a Group by the Servicer pursuant to Section 10.02(a), the Servicer


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

             shall deliver to the Indenture Trustee for deposit into the Distribution Account an amount in immediately available funds equal to the purchase price at the time of such purchase.

                  (e) [Reserved]

                  (f) Upon certification to the Indenture Trustee by a Servicing
             Officer (a copy of which certification shall be delivered to the Insurer) of the deposit into the Distribution Account of the purchase price of any Mortgage Loans and REO Properties sold pursuant to Section 10.01(a), the Indenture Trustee shall promptly release to the purchaser thereof the Mortgage Files for such Mortgage Loans, and execute all assignments, endorsements and other instruments necessary to effectuate such transfer, subject to the requirements of Section 2.8 of the Indenture.


             Section 10.03. [Reserved]


                                   ARTICLE XI

                                   [RESERVED]

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01. Amendment.

                  This Agreement may be amended from time to time by the Trust, the Depositor, the Servicer and the Indenture Trustee without the consent of any of the Noteholders, (i) to cure any ambiguity, to correct any defect or to give effect to the expectations of Securityholders, (ii) to correct, modify or supplement any provisions herein, to modify, eliminate or add to any of its provisions to such extent as shall be necessary to avoid or lessen the risk of the imposition of any tax on the Trust pursuant to the Code that would be a claim against the Trust Property, provided that the Indenture Trustee and the Insurer have received an Opinion of Counsel to the effect that such action is necessary or desirable to avoid or minimize the risk of the imposition of any such tax and such action will not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder,
(iii) to change the timing and/or nature of deposits in the Collection Account, provided that such change will not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the Insurer, adversely affect in any material respect the interests of any Noteholder and that such change will not adversely affect the then current rating or shadow rating assigned to any Class A Notes, as evidenced by a letter from each Rating Agency to such effect, (iv) to add to, modify or eliminate any provisions therein restricting transfers of certain Securities, which are inserted in response to Code provisions, or (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this

Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the Insurer, adversely affect in any material respect the interests of any Noteholder; provided, further, that if the Person requesting such amendment delivers to the Indenture Trustee and the Insurer written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to revise or withdraw its then current rating or shadow rating each Class of the Class A Notes, such amendment will be deemed to not adversely affect in any material respect the interests of the Noteholders and no such Opinion of Counsel shall be required.

                  This Agreement may also be amended from time to time by the Trust, the Depositor, the Servicer and the Indenture Trustee with the consent of the Insurer and the Noteholders of both Classes of Notes holding Notes evidencing at least 66% of the aggregate Note Principal Balance of both Classes of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of both Classes Notes; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans or payments which are required to be deposited into the Collection Account or remitted to the Indenture Trustee for deposit into the Distribution Account, (ii) adversely affect in any material respect the interests of the Holders of any Class of Notes in a manner, other than as described in (i), without the consent of the Holders of both Classes of Notes evidencing at least 66% of the Note Principal Balance of both Classes of the Notes, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Insurer and the Holders of all Notes then outstanding. Notwithstanding the foregoing, this Agreement may be amended by the Trust, the Depositor, the Servicer, where applicable, and the Indenture Trustee provided that such action is approved by Holders of Notes evidencing 100% of the Note Principal Balance of each Class that, as evidenced by an Opinion of Counsel, is adversely affected in any material respect by such action. For purposes of giving any such consent (other than a consent to an action which would adversely affect in any material respect the interests of the Noteholders, while the Servicer or any affiliate thereof is the holder of a Class of Notes evidencing not less than 66% of the Note Principal Balance of such Notes of the relevant Class or Classes), any such Notes registered in the name of the Servicer or any affiliate thereof shall be deemed not to be outstanding.

                  Any such amendment pursuant to the first paragraph of this
Section 12.01 shall not be deemed to adversely affect in any material respect the interests of any Noteholder if such change is required by the Insurer, so long as no Insurer Default has occurred and is continuing, and the Servicer receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating or any shadow rating of the affected Notes.

                  Promptly after the execution of any such amendment with the consent of Holders the Indenture Trustee shall furnish a copy of such amendment to the Trust and each Noteholder, the Rating Agencies and the Insurer.

                  It shall not be necessary for the consent of Noteholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

                  The cost of any Opinion of Counsel to be delivered pursuant to this Section 12.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Indenture Trustee.

                  The Indenture Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  Section 12.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust, but only upon direction of the Indenture Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 12.03. [Reserved]

                  Section 12.04. GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12.05. Notices.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Trust, c/o Wilmington Trust

Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, (b) in the case of the Depositor, One New York Plaza, New York, New York 10292,
Attention: Asset-Backed Finance Group (phone number (212) 778-1000), or such other address or telecopy number as may hereafter be furnished to the Servicer, the Insurer and the Indenture Trustee in writing by the Depositor, (c) in the case of the Servicer, 3901 Pelham Road, Greenville, South Carolina 29615,
Attention: Laird Minor (telecopy number: (864) 289-6098, or such other address or telecopy number as may hereafter be furnished to the Indenture Trustee and the Depositor in writing by the Servicer, (d) in the case of the Indenture Trustee, First Union National Bank, 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Department (telecopy number 704-383-7316), or such other address or telecopy number as may hereafter be furnished to the Servicer and the Depositor in writing by the Indenture Trustee, (e) in the case of the Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, NY 10022, Attention: Surveillance Department
Re: HomeGold Home Equity Loan Trust 1999-1 (telecopy number 212-888-5278) or such other address or telecopy number as may hereafter be furnished to the Indenture Trustee, the Depositor and the Servicer in writing by the Insurer, and
(f) in the case of the Back-up Servicer, Fairbanks Capital Corp., if by mail, P.O. Box 65250, Salt Lake City, Utah 84165-0250 and if by express delivery service, 3815 South West Temple, Salt Lake City, Utah 84115, Attention: Terrill
W. Smith (telecopy number 801-293-2555) or such other address or telecopy number as may hereafter be furnished to the Indenture Trustee, the Depositor, the Servicer, and the Insurer in writing by the Back-up Servicer. Any party hereto may change the address, telephone number or telecopier number by notice to the other parties hereto in accordance with the terms hereof. In each case in which a notice or other communication to the Insurer refers to a Servicer Event of Default or a claim under the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED." Any notice required or permitted to be given to a Noteholder shall be given in the manner provided in
Section 12.5 of the Indenture. Any notice so given to a Noteholder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

                  Section 12.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

                  Section 12.07. Notice to Rating Agencies and Insurer.

                  The Indenture Trustee shall use its best efforts promptly to provide notice to the Rating Agencies and the Insurer with respect to each of the following of which it has actual knowledge:

                  1.   Any material change or amendment to this Agreement;

                  2. The occurrence of any Servicer Event of Default that has not been cured or waived;

                  3. The resignation or termination of the Servicer or the Indenture Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.05;

                  5.   The final payment to the Holders of any Notes;

                  6.   Any change in the location of the Collection Account;

                  7. Any event that would result in the inability of the Indenture Trustee to make advances regarding delinquent Mortgage Loans; and

                  8.   Any Insurer Default that has not been cured.

                  In addition, the Indenture Trustee shall promptly furnish to each Rating Agency and the Insurer copies of each report to Noteholders described in Section 4.02 and the Servicer shall promptly furnish to each Rating Agency copies of the following:

                  1.   Each annual statement as to compliance described in
                       Section 3.22; and

                  2. Each annual independent public accountants' servicing report described in Section 3.23.

                  Any such notice pursuant to this Section 12.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and to Standard & Poor's Ratings Services, 25 Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

                  Section 12.08. Article and Section References.

                  All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  Section 12.09. Confirmation of Intent.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and the other assets constituting the Trust Property by the Depositor to the Trust as contemplated by this Agreement be, and be treated for all purposes as, a sale by the Depositor to the Trust of the Mortgage Loans and the other assets constituting the Trust Property. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans and the other assets constituting the Trust Property are held to continue to be property of the Depositor then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans and the other assets constituting the Trust Property provided for herein shall be deemed to be a grant by the Depositor to the Trust of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and the other assets constituting the Trust Property and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Trust of Mortgage Loans and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trust for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Trust pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Servicer and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other assets constituting the Trust Property, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the term of this Agreement.

                  IN WITNESS WHEREOF, the Trust, the Depositor, the Servicer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                        HOMEGOLD HOME EQUITY LOAN TRUST 1999-1

                                        By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                        By:    /s/ Virginia Karablacas
                                        Name:
                                        Title:




                                        PRUDENTIAL SECURITIES SECURED FINANCING
                                          CORPORATION, as Depositor

                                        By:   /s/ Mary Alice Kohs
                                        Name:
                                        Title:



                                        HOMEGOLD, INC., as Servicer

                                        By:  /s/ Laird Minor
                                        Name: Laird Minor
                                        Title: Executive Vice President



                                        FAIRBANKS CAPITAL CORP., as Back-up
                                          Servicer
                                        By:   /s/ Terrell Smith
                                        Name:
                                        Title:



                         [Sale and Servicing Agreement]

FIRST UNION NATIONAL BANK, solely in its capacity as Indenture Trustee and not in its individual capacity



                                            By: /s/ Pablo de la Canal
                                               ------------------------------
                                            Name: Pablo de la Canal
                                            Title: Assistant Vice President






                [Signature Page for Sale and Servicing Agreement]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


                  On the 27th day of May, 1999, before me, a notary public in and for said State, personally appeared ___________, known to me to be a __________ of Wilmington Trust Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                             Notary Public



[Seal]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )



                  On the 27th day of May, 1999, before me, a notary public in and for said State, personally appeared Mary Alice Kohs, known to me to be a Vice President of Prudential Securities Secured Financing Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                     Notary Public



[Seal]

STATE OF NEW YORK       )
                        ) ss.:

COUNTY OF NEW YORK      )



                  On the 27th day of May, 1999, before me, a notary public in and for said State, personally appeared Laird Minor, known to me to be a Executive Vice President of HomeGold, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                 Notary Public



[Seal]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )



                  On the 27th day of May, 1999, before me, a notary public in and for said State, personally appeared Pablo de la Canal, known to me to be an officer of First Union National Bank, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                 Notary Public



[Seal]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )



                  On the 27th day of May, 1999, before me, a notary public in and for said State, personally appeared , known to me to be an officer of Fairbanks Capital Corp. a [ ] corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                 Notary Public


[Seal]

                                                                       EXHIBIT A




                            GLOSSARY OF DEFINED TERMS


                             [See Separate Document]

                                                                       EXHIBIT B


                                   [RESERVED]

                                   EXHIBIT C-1


                FORM OF INDENTURE TRUSTEE'S INITIAL CERTIFICATION

                                                        __________, 1999




HomeGold Home Equity Loan Trust 1999-1
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890-0001
Attn:  Corporate Trust Office

Prudential Securities Secured
  Financing Corporation
One New York Plaza
New York, New York  10292
Attn:  Asset-Backed Finance Group

HomeGold, Inc.
3901 Pelham Road
Greenville, SC  29615

                  Re: Sale and Servicing Agreement, dated as of May 1, 1999, among HomeGold Home Equity Loan Trust 1999-1, Prudential Securities Secured Financing Corporation, Fairbanks Capital Corp., HomeGold, Inc. and First Union National Bank (the "Agreement")

Ladies and Gentlemen:

                  Pursuant to Section 2.04 of the Agreement, we certify that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by this certification), (i) the Mortgage Note included in each Mortgage File required to be delivered to us pursuant to the Agreement is in our possession and (ii) such Mortgage Note has been reviewed by us and appears regular on its face and relates to such Mortgage Loan.

                  Attached is the Indenture Trustee's preliminary exceptions in accordance with Section 2.04 of the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.



                                     C-1-1

                  The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreement. The Indenture Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                                      FIRST UNION NATIONAL BANK,
                                      solely in its capacity as Indenture
                                      Trustee and not in its individual capacity



                                      By:
                                      Name:
                                      Title:





                                     C-1-2

                                   EXHIBIT C-2


                 FORM OF INDENTURE TRUSTEE'S FINAL CERTIFICATION


                                                        _________, 1999




HomeGold Home Equity Loan Trust 1999-1
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn:  Corporate Trust Office

Prudential Securities Secured
  Financing Corporation
One New York Plaza
New York, New York 10292
Attn:  Asset-Backed Finance Group

HomeGold, Inc.
3901 Pelham Road
Greenville, SC 29615

                  Re: Sale and Servicing Agreement, dated as of May 1, 1999, among HomeGold Home Equity Loan Trust 1999-1, Prudential Securities Secured Financing Corporation, Fairbanks Capital Corp., HomeGold, Inc., and First Union National Bank (the "Agreement")

Ladies and Gentlemen:

                  In accordance with Section 2.04 of the Agreement, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

                  (a) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost;

                  (b) an original recorded Assignment of the Mortgage to the
             Indenture Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a



                                     C-2-1
             certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

                  (c) the original lender's title insurance policy.

                  The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreement. The Indenture Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                       FIRST UNION NATIONAL BANK,
                                       solely in its capacity as Indenture
                                       Trustee and not in its individual
                                       capacity


                                       By:
                                       Name:
                                       Title:




                                     C-2-2

                                    EXHIBIT D


                     FORM OF UNAFFILIATED SELLER'S AGREEMENT



                           [See Separate Document]

                                   Exhibit E-1


                               REQUEST FOR RELEASE
                        (for Indenture Trustee/Custodian)




Loan Information

         Name of Mortgagor:

         Servicer
         Loan No.:

Indenture Trustee/Custodian

         Name:             First Union National Bank

         Address:          230 S. Tryon Street, Charlotte, NC  28288


Indenture Trustee/Custodian
Mortgage File No.:

Depositor

         Name:             Prudential Securities Secured
                           Financing Corporation

         Address:          One New York Plaza, New York  10292

Trust

         Name:           HomeGold Home Equity Loan Trust 1999-1
         Address:          c/o Wilmington Trust Company, Owner Trustee
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890-0001
                           Attn:  Corporate Trust Office

         Securities:       HomeGold Home Equity Loan Asset Backed Notes,
                           Series 1999-1.



                                     E-1-1

                  The undersigned Servicer hereby acknowledges that it has received from First Union National Bank, as Indenture Trustee for the Holders of HomeGold Home Equity Loan Asset Backed Notes, Series 1999-1, the documents referred to below (the "Documents"). All capitalized terms not otherwise in this Request for Release shall have the meanings given them in the Sale and Servicing Agreement, dated as of May 1, 1999, among the Indenture Trustee, the Trust, the Depositor, the Back-up Servicer and the Servicer (the "Sale and Servicing Agreement").

(a) Promissory Note dated __________, 19__, in the original principal sum of $________, made by ______________, payable to, or endorsed to the order of, the Indenture Trustee.

(b) Mortgage recorded on ____________________ as instrument no. __________ in the County Recorder's Office of the County of _______________, State of _______________ in book/reel/docket _________________ of official records at page/image ______________.

(c) Deed of Trust recorded on _______________ as instrument no. ___________ in the County Recorder's Office of the County of _______________, State of ________________ in book/reel/docket ________________ of official records at page/image _____________.

(d) Assignment of Mortgage or Deed of Trust to the Indenture Trustee, recorded on ______ as instrument no. _______ in the County Recorder's Office of the County of ______________, State of ______________ in
         book/reel/docket __________ of official records at page/image ________.


(e) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

(f)      __________________________________________

(g)      __________________________________________

(h)      __________________________________________

(i)      __________________________________________

                  The undersigned Servicer hereby acknowledges and agrees as follows:

                  (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Indenture Trustee, solely for the purposes provided in the Agreement and the Indenture.

                  (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of


                                     E-1-2
         attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Indenture Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Indenture Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.



Dated:

                                       HOMEGOLD, INC.



                                       By:
                                       Name:
                                       Title:



                                     E-1-3

                                   EXHIBIT E-2


                               REQUEST FOR RELEASE
                          [Mortgage Loans Paid in Full]


                     OFFICER'S CERTIFICATE AND TRUST RECEIPT
                  HOMEGOLD HOME EQUITY LOAN ASSET BACKED NOTES
                                  SERIES 1999-1



____________________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE SALE AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:_____________  BORROWER'S NAME:

COUNTY:

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO SECTION
3.10 OF THE SALE AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

                                     DATED:


/ / VICE PRESIDENT

/ / ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT F


                     FORM OF BACK-UP SERVICER CERTIFICATION

                                     [Date]




Financial Security Assurance Inc.
350 Park Avenue
New York, New York 10022
Attention:  Senior Vice President-Surveillance
Re:  MPS Mortgage Loan Trust 1998-1

First Union National Bank
230 South Tryon Street, 9th Floor
Charlotte, North Carolina 28288-1179

             Re: Sale and Servicing Agreement, dated as of May 1, 1999, among HomeGold Home Equity Loan Trust 1999-1, Prudential Securities Secured Financing Corporation, HomeGold, Inc. and First Union National Bank

Ladies and Gentlemen:

                  In accordance with Section 7.05 of the above-referenced Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as back-up servicer (the "Back-up Servicer"), hereby certifies that:

                  (i) the Back-up Servicer has received from the Servicer a complete set of servicing records (the "Servicing Information") on a monthly basis through [__________, ____] in computer readable format in accordance with
                           Section 7.05 of the Sale and Servicing Agreement;

                  (ii) the Servicing Information has been converted and "mapped" to the Back-up Servicer's servicing system; and

                  (iii) the Back-up Servicer is ready, willing and able to assume the duties of the Servicer if required to do so in accordance with the Sale and Servicing Agreement.


                                             FAIRBANKS CAPITAL CORP.


                                             By:
                                             Name:
                                             Title:

                                   Schedule 1


                             MORTGAGE LOAN SCHEDULE

account              pool               name1                                     curr_bal
                  12 A1                 WILLIAM THOMAS HALL                                         $7,569.55
                 196 A1                 CHARLES J WRIGHT                                           $13,168.92
                1715 A1                 SICERO ALLEN                                               $28,936.80
                1902 A1                 GARLEY S GRANT                                             $22,749.21
                1949 A1                 JOE AIKEN                                                  $32,009.06
                2004 A1                 HAMMIE FARR                                                $23,824.82
                2267 A1                 PATRICIA A HERRMANN                                        $14,639.74
                2281 A1                 PAUL DANSBY                                                $23,644.17
                2342 A1                 JACOB C HUNTER                                             $23,496.27
                2755 A1                 WILLIAM D BRADEN                                           $18,858.74
                2775 A1                 RAYMOND A OWENS                                            $24,538.34
                3037 A1                 WILLIE R HARRIS                                            $17,832.66
                3089 A1                 MILDRED BOYCE                                              $16,214.63
                3197 A1                 WAYNE HOLCOMBE                                              $7,377.22
                3244 A1                 CLEMMIE JEAN WOMBLE                                        $18,085.05
                3330 A1                 JAMES M BOITER                                             $21,940.00
                3566 A1                 CHARLES E CHILDRESS                                        $14,804.65
                3876 A1                 GEORGE W HENDERSON                                          $3,910.88
               30094 A1                 SAM GREGORY                                                $10,089.20
               35491 A1                 EDNA V DUNCAN                                               $1,403.06
               60038 A1                 BERNIDEAN W WILLIAMS                                       $27,066.95
               60065 A1                 ALLSTATE PROPERTIES INC                                    $12,174.43
               60135 A1                 ELLA B THOMPSON                                             $5,907.85
               60152 A1                 OSCAR LEE OWENS                                             $4,066.11
               60254 A1                 JIMMY DONALD ATKINS                                        $11,308.26
               60266 A1                 ALICE FAYE LUNNY                                            $9,699.47
               60272 A1                 LIZZIE MOORE TOLBERT                                       $12,036.79
               60291 A1                 JO ELLEN TAYLOR SULLIVAN                                    $6,261.35
               60450 A1                 EULA R WINN                                                 $2,312.43
               60451 A1                 ANDRE D HAWKINS                                             $8,725.94
               60454 A1                 LOUISE MAUDE JOY                                            $5,065.74
               60612 A1                 JOEL A SEABOLT                                              $7,137.06
               60697 A1                 LENORA A HENRY                                              $6,766.25
               60699 A1                 NANCY L FOSTER                                             $29,355.91
               60710 A1                 MILDRED F MIDDLETON                                        $22,573.32
               60761 A1                 WILLIE J WILLIAMS                                          $23,976.54
               60766 A1                 WILLIE J WRIGHT                                            $27,395.31
               60852 A1                 LEROY GAY                                                  $10,866.29
               60867 A1                 JAMES ROBIN DENNIS                                         $13,324.48
               60933 A1                 HELEN HOWARD ISAAC                                          $7,292.76
               60950 A1                 LINDA H BELL                                                $5,681.57
               61016 A1                 FLOSSIE MAE ABERCROMBIE                                     $9,377.09
               61065 A1                 JUDI E. MAULDIN                                            $23,398.05
               61159 A1                 THOMAS H CAMPBELL JR                                       $18,574.38
               61191 A1                 ROBERT J ZALEZNACK                                         $22,513.77
               61219 A1                 ANNIE R COX                                                 $1,535.60
               61248 A1                 LUTHER S MCALISTER II                                      $21,828.06
               61285 A1                 JOYCE M WALKER                                             $16,391.86
               61293 A1                 WILLIE TRIBBLE                                             $35,329.59
               61485 A1                 MILWEE PROPERTIES TRUST                                    $64,349.27
               61496 A1                 WILLIE J SMITH                                              $1,771.97

               61524 A1                 AUSTIN DAVIS                                               $16,855.95
               61608 A1                 OLIVER E RAY                                                $8,547.15
               61624 A1                 MICHAEL J LOVELL                                           $18,091.40
               61926 A1                 DAVID J NEER SR                                            $30,778.09
               62217 A1                 ROLAND C TURNER                                             $2,528.11
               62230 A1                 MINNIE P BONNER                                            $37,646.45
               62288 A1                 PHYLLIS B KELLY(EST OF)                                    $34,044.07
               62347 A1                 RAYMOND J BULLOCK SR                                        $6,179.22
               62416 A1                 NATHANIEL WALKER                                           $14,524.31
               62519 A1                 CURTIS S LACKEY                                             $1,281.35
               62535 A1                 EUNICE WHICHARD                                            $37,782.23
               62543 A1                 KELLY BRYAN                                                $33,531.49
               62567 A1                 LEVERN MCKENNEY                                             $8,322.18
               62590 A1                 WILLIAM T MARVIN II                                         $4,332.45
               62667 A1                 JAMES B HAWKINS                                            $16,356.57
               62676 A1                 CHARLES MORANT                                             $13,047.49
               62679 A1                 PEGGY ANN BARR                                             $34,996.34
               62689 A1                 OSCAR TORRES                                               $27,450.16
               62694 A1                 JEANETTE SELLERS                                           $26,532.88
               62815 A1                 MARK SNOW                                                  $29,005.07
               62885 A1                 WILLIAM J MOORE                                             $7,487.86
               62914 A1                 ROBERT S YOUNG                                             $61,506.02
               63012 A1                 JOHN R LOVETT                                              $29,280.80
               63033 A1                 BOYD E ISLER                                                $4,245.48
               63060 A1                 JIMMY RAY ANDERS                                           $14,659.45
               63071 A1                 JACQUELINE JACKSON                                         $21,732.57
               63122 A1                 RODNEY D LANDIS                                            $30,291.35
               63131 A1                 MARYLOU SHARP                                              $22,836.12
               63144 A1                 ROBERT T STRAYER                                           $28,524.57
               63171 A1                 WILLIAM BRISTOW JR                                         $18,475.25
               63209 A1                 SCOTTY MCQUILLER                                           $20,808.73
               63260 A1                 LINDA H WILLIAMS                                           $41,732.17
               63323 A1                 WILLIAM E HAMILTON                                         $18,729.18
               63436 A1                 HIRAM CRUZ                                                  $8,360.67
               63547 A1                 MITTIE VANN                                                $40,448.40
               63548 A1                 MITTIE VANN                                                 $6,375.57
               63597 A1                 TONYA HAYNES                                               $42,359.09
               63609 A1                 MINNIE D CLARK                                             $40,901.79
               63639 A1                 CLAUDETTE B DRAKE                                          $35,975.04
               63796 A1                 JOSEPH DAVIS  JR                                           $35,922.20
               63807 A1                 SUSAN LYNN FAUST                                           $19,776.88
               63870 A1                 LEO E BROWN                                                $37,845.60
               63880 A1                 MICHAEL LANCELEY                                           $36,789.52
               63883 A1                 TALMO LEVY                                                 $23,737.23
               63888 A1                 HAZEL F PARRIS                                             $15,777.72
               64029 A1                 ALLEN R JAMISON                                            $31,768.43
               64113 A1                 CAROLYN C KELLY                                            $41,452.33
               64141 A1                 LEROY MCMILLAN                                             $41,320.90
               64170 A1                 JAMES F HART III                                           $41,167.88
               64202 A1                 GEORGIA HARLEY                                             $22,949.21
               64238 A1                 JOHNNIE MAE SMALLS                                         $10,504.74
               64263 A1                 SANDRA MILLER                                              $23,807.64

               64287 A1                 JENNIE LYBRAND                                             $35,207.88
               64291 A1                 GERALD S ROSE                                             $275,233.01
               64306 A1                 THOMAS M CROSBY                                            $15,117.35
               64312 A1                 ISAAC N STRONG                                             $11,272.48
               64313 A1                 VIOLA K BROWN                                              $35,576.74
               64338 A1                 SADIE BENNETT                                              $39,499.07
               64369 A1                 ROBERT S GOFF                                              $32,196.04
               64374 A1                 MARY B TUCKER                                              $34,081.05
               64401 A1                 PAMELA B FARLEY                                            $16,121.20
               64402 A1                 RONALD L FARLEY                                            $20,149.12
               64403 A1                 CHARLES H ELKINS                                           $32,799.84
               64406 A1                 WILSON HAYNES SR                                           $36,000.09
               64470 A1                 BLAND MCCALL                                               $29,065.85
               64497 A1                 ROBERT L THOMPSON JR                                       $10,730.26
               64591 A1                 CATHERINE GILMER                                           $25,965.57
               64596 A1                 JOHN ALLEN HAYNESWORTH                                     $32,636.65
               64599 A1                 JOHN W STALEY                                              $41,956.36
               64602 A1                 SOMSAK SOMCHEEN                                            $38,586.70
               64625 A1                 ALBERT S BLUNT                                             $31,291.78
               64631 A1                 WILLIAM BORUM JR                                           $36,829.29
               64650 A1                 DAVID GREEN                                                $17,863.60
               64798 A1                 TIMOTHY SCOTT SMITH                                        $29,479.63
               64895 A1                 BOBBY STEADMAN                                             $24,431.55
               64938 A1                 JERRY SATTERFIELD                                          $29,624.19
               64948 A1                 LUCILLE GASKIN                                             $27,616.67
               65057 A1                 ERNEST WRIGHT (EST OF)                                     $18,725.73
               65234 A1                 WILLIAM H FLEMING                                          $32,326.01
               65312 A1                 R GRADY JEFFERY                                            $36,541.03
               65378 A1                 RODNEY L BAILEY                                            $43,000.36
               65413 A1                 BRYAN O'NEAL                                               $39,060.90
               65454 A1                 JUDY G TUCKER                                               $7,621.27
               65578 A1                 TOWNSELL GORE                                              $20,987.02
               65629 A1                 BOBBY J BEARD                                              $43,556.44
               65753 A1                 BARBARA J ROBINSON                                         $15,758.72
               65797 A1                 GEORGIA A CONNER                                           $43,899.18
               65841 A1                 MARSHALL A GREGG                                           $40,658.86
               65922 A1                 MARGARET FALLAW                                            $25,768.09
               65964 A1                 JOHNNY M CHAPPELL                                          $13,730.25
               65969 A1                 WANDA H SCRUGGS                                            $38,802.53
               66009 A1                 HARMON EARL ERTZBERGER                                     $31,102.55
               66015 A1                 BARBARA M BOSTIC                                           $38,559.65
               66016 A1                 GLORIA D CLARKSON                                          $39,867.02
               66025 A1                 RICKY TYRONE MYERS                                         $38,830.28
               66032 A1                 ALTON SELLERS                                              $39,859.50
               66070 A1                 PENNY A COX                                                $31,371.01
               66071 A1                 JAMES PRESCOTT                                             $38,943.32
               66108 A1                 CORRESSA W WARREN                                          $40,375.00
               66140 A1                 SAMMY C WINDHAM                                            $40,508.39
               66164 A1                 DOROTHY LEWIS                                              $19,602.88
               66178 A1                 IRENE RICHARDSON                                           $36,537.98
               66202 A1                 MAJOR JACKSON                                              $35,910.31
               66255 A1                 RICHARD H BLUME                                            $21,028.13

               66277 A1                 LOIS B LANIER                                              $27,062.43
               66279 A1                 MICHAEL W KELLY                                            $43,751.31
               66302 A1                 ROZINA JAVIS                                               $31,763.10
               66310 A1                 DONALD PRITCHARD                                           $22,986.40
               66322 A1                 ROBERT LEWIS SINGLETON                                     $32,975.80
               66334 A1                 MARY FRANCES TYLER                                         $35,199.98
               66344 A1                 MICHAEL H GARTNER                                          $25,470.38
               66349 A1                 LOLA MAE SUDDETH                                           $40,823.57
              102601 A1                 LAURA D LLOYD                                              $14,268.32
              627221 A1                 MICHAEL S LECLAIR                                          $43,995.60
              653821 A1                 JACK WILSON                                                $13,073.00
             1002649 A1                 DAVID E GRUBB                                              $38,596.08
             1002933 A1                 MARIE G HIATT LOWERY                                       $28,065.45
             1002938 A1                 BONIFACIO VILLEGAS                                         $22,751.13
             1003485 A1                 MAURICE E SMITH                                            $14,984.08
             1003923 A1                 SIMPSON SHAWN BAKER                                         $8,824.44
             1004047 A1                 MARIE A JUGGER                                              $8,713.16
             1004314 A1                 CLARENCE L HAMPSHIRE                                       $28,684.20
             1004419 A1                 ELWOOD MURPHY                                              $27,264.58
             1004550 A1                 SCOTT LEE GODWIN                                           $24,613.88
             1004790 A1                 SHAWN PEPP                                                 $10,127.21
             1005946 A1                 ROGER F MORROW                                             $19,922.98
             1006125 A1                 SHIRLEY WILLIAMS                                           $42,137.13
             4000999 A1                 HARRY L FOX                                                $35,365.37
             4001078 A1                 DANIEL D MCBRIDE                                           $19,830.84
             5001031 A1                 MARK D FULLER                                               $3,422.10
             5004221 A1                 DOUGLAS GARNER SR                                          $17,873.07
             5005618 A1                 WILLIAM J STUTZ                                            $51,445.18
             5006005 A1                 MICHAEL T BEAMISH                                          $19,211.87
             5006053 A1                 JOSEPH M GEARY                                             $36,001.50
             5006058 A1                 RANDY F MCCARRIER                                          $26,318.37
             5006067 A1                 STEVEN L WINDHAM                                           $32,079.94
             5006729 A1                 NEAL S GRAY                                                $37,374.43
             5007034 A1                 DONNIE D RUSHING                                           $42,689.38
             5007122 A1                 STEVE A ROGERS                                             $27,138.37
             5007380 A1                 RICHARD G PATRICK                                          $36,074.19
             5007409 A1                 ROY JOHNSON                                                $20,490.64
             5007643 A1                 RALPH MICHAEL JACKSON                                      $24,362.69
             5008176 A1                 MATTHEW P PALMER                                           $25,822.13
             5008199 A1                 KENNETH J HESS                                             $33,812.19
             5008201 A1                 MICHAEL L JAMES                                            $26,744.72
             5008317 A1                 MICHAEL H GAGE                                             $42,071.53
             5008365 A1                 DONALD L RIVENBURGH                                        $34,597.01
             5008402 A1                 PAULA A GRESHAM-BEGUETTE                                   $37,963.35
             5008422 A1                 JOHN T RUSSELL                                             $72,730.59
             5008588 A1                 JEAN E ALLEN                                               $23,865.06
             5008629 A1                 MICHAEL DAGUE                                              $36,554.18
             5008679 A1                 KELLI J MANNEL                                             $19,484.55
             5008718 A1                 FRANCIS B MALLO                                            $41,070.26
             5008736 A1                 WILLIAM A WELKER                                           $16,131.08
             5008784 A1                 RICHARD A TOTTEN                                           $29,442.52
             5008867 A1                 FRED E BOURGEOIS                                           $30,979.71

             5008888 A1                 GERALD G BISSONETTE                                        $35,064.52
             5008957 A1                 HAROLD W HUNT                                              $22,009.98
             5009786 A1                 REYES M PENA                                               $36,152.89
             7000725 A1                 FLOYD HOWARD WILLIAMS                                      $23,328.39
             7000796 A1                 CARL ERWIN WATSON                                          $31,368.94
             7000948 A1                 SAMUEL GLINTON                                              $6,346.26
             7000982 A1                 CLAUDIA LEWIS                                              $42,172.18
             7001029 A1                 VINCENT WILLIAMS                                           $26,283.24
             7001040 A1                 TERRY REEVES BISHOP                                        $34,964.52
             7001067 A1                 JUANITA MILLER GILYARD                                     $29,606.39
             7001090 A1                 MARK HEARD                                                 $18,092.72
             7001126 A1                 LARRY NICHOLSON                                            $14,838.59
             7001250 A1                 STANLEY BANKS                                              $23,598.14
             7001366 A1                 VANESSA JOHNSON                                            $15,427.65
             7001447 A1                 ROBERT J SABO JR                                           $12,143.39
             7001486 A1                 ANNIE HOLMES-MARTIN                                        $27,999.57
             7001524 A1                 JOHN E HAYSLETT                                            $27,869.14
             7001525 A1                 MELVIN RAY ROBERTS                                         $29,178.10
             7001546 A1                 BENJAMIN BRADLEY                                           $33,251.33
             7001567 A1                 DENISE M MATTHEWS                                          $11,460.09
             7001610 A1                 JAMES WAYNE CLINTON                                        $25,556.90
             7001626 A1                 WILLIS E HOLSOMBACK                                        $80,390.99
             7001643 A1                 BOOKER T COOPER                                            $32,327.58
             7001665 A1                 LAWYER BULLARD                                             $35,000.00
             7001675 A1                 JOYCE L WARTHEN                                            $19,772.28
             7001678 A1                 EARNEST LEE WILEY                                          $31,627.29
             7001778 A1                 BERNETT WALTER HOFFMAN                                     $35,723.75
             7001793 A1                 JESSIE GREEN                                                $1,474.74
             7001816 A1                 WENDELL JONES                                              $35,000.00
             7001836 A1                 ANNIE B WOODSON                                            $32,239.13
             7001844 A1                 LAYTHERIA MCNEALY                                          $43,894.28
             7001888 A1                 ANDREW CARR JR                                             $37,089.77
             7001895 A1                 ROBERT L GRAYSON                                           $15,875.30
             7001896 A1                 ROBERT L MARTINEZ                                          $16,614.37
             7001904 A1                 JORGE L COLONDRES                                          $21,254.10
             7001965 A1                 CHARLES A GREENFIELD JR                                    $30,474.81
             7001991 A1                 WILLIE OLIVER                                              $37,398.59
             7002016 A1                 BEVERLY MAYO                                               $40,384.73
             7002061 A1                 RUTH PIERRE SANDERS                                        $19,256.00
             7002068 A1                 SCOTT A BOYD                                               $33,583.31
             7002070 A1                 CATHERINE C WILLIAMS                                       $37,590.53
             7002096 A1                 TERRY G BYRD                                               $41,551.39
             7002152 A1                 IVA DIXON FLOYD                                            $35,267.11
             7002163 A1                 HELEN SAPP                                                 $30,684.47
             7002186 A1                 DANIEL LEROY HAMBURG                                       $33,257.98
             8000512 A1                 NATHANIEL C PARKER                                         $56,817.24
             8001440 A1                 CHARLES E HENRY SR                                         $48,467.65
             8001617 A1                 BOBBY BRUNSON                                               $9,792.45
             8002157 A1                 ROBERTA FITZHUGH                                           $50,624.06
             8002330 A1                 PATRICIA R MILTON                                          $45,190.80
             8002480 A1                 HAROLD DAVIS                                                $4,567.77
             8002629 A1                 EARLINE FRANCES D'OYLEY                                    $27,754.13

             8002815 A1                 SOLOMON PETERSON                                            $7,332.32
             8002839 A1                 KAREN D PARKER                                             $22,400.27
             8003022 A1                 RICHARD STEVEN JOYNER                                      $62,699.19
             8003032 A1                 CHARLES L CARROLL                                          $60,747.77
             8003033 A1                 CHARLES L CARROLL                                          $10,478.52
             8003034 A1                 PATRICK PEABODY                                            $91,635.12
             8003152 A1                 ROBERT H BUTLER                                            $52,981.33
             8003172 A1                 MARY ELIZABETH FOLEY                                        $8,685.61
             8003187 A1                 PATRICIA W SUTTON                                          $34,538.59
             8003200 A1                 SUSAN W COX                                                $14,688.13
             8003315 A1                 MICHAEL S BROADWELL                                       $154,517.79
             8003502 A1                 ANDY HUGHES                                                $52,314.36
             8003681 A1                 JOHN CLEMMER                                               $48,247.67
             8003750 A1                 ALAN D CROOM JR                                            $44,343.38
             8003795 A1                 SAMUEL J BRANCH                                            $62,294.45
             8003796 A1                 SAMUEL J BRANCH                                            $14,693.24
             8003853 A1                 CARL JOHNSON                                               $32,093.63
             8003900 A1                 WENDY CUTTING                                              $49,600.00
             8003998 A1                 JAMES R FREEMAN SR                                         $49,200.00
             8004006 A1                 THOMAS MONTGOMERY                                          $63,946.43
             8004046 A1                 GUY HUMPHREY JR                                            $45,231.68
             8004080 A1                 WILLIE L KORNEGAY                                          $29,994.85
             8005014 A1                 JANIE JAMES                                                $37,487.09
             8005017 A1                 PAMALA H MILLER                                            $52,050.49
             8005026 A1                 RONALD LOCKLEAR                                            $56,683.17
             8005045 A1                 GREGORY MACK                                               $71,551.85
             8005049 A1                 CHARLES T HALL                                             $55,727.73
             8005052 A1                 TIMMY D DAVIS                                              $64,941.07
             8005053 A1                 TIMMY D DAVIS                                              $14,793.45
             8005054 A1                 SHARON C BARNHILL                                          $68,538.39
             9001296 A1                 MICHAEL R BATSON                                           $35,623.10
             9001299 A1                 KRISTIAN WILLIAMS                                           $4,931.67
             9001377 A1                 DAVID W SJOLIN                                             $21,809.43
             9001382 A1                 JULIA MAE DANFORTH                                         $38,516.09
             9001389 A1                 JASON BUSH                                                 $42,755.80
            12000245 A1                 KEVIN O BUNDRICK                                           $23,292.42
            12000464 A1                 WILLIAM C BANKS                                            $35,901.54
            13000500 A1                 LENORA M MANKE                                             $11,888.77
            13000515 A1                 WILLIAM H WASSMER                                          $12,075.41
            13000521 A1                 NELLIE E BOZEMAN                                            $5,180.68
            14000124 A1                 STARLETT WILLIAMS                                           $6,077.22
            14000247 A1                 WILLIAM D HOLLIFIED                                         $7,873.22
            14000259 A1                 GERI COGDILL                                               $14,793.22
            15000577 A1                 BILLY J HAYES                                              $15,628.02
            15000595 A1                 JAMES A ROBINSON                                           $14,026.89
            15000629 A1                 TERESA S MCCOLLUM                                          $10,298.76
            15000673 A1                 RUTH TOMLIN                                                $10,684.02
            15000705 A1                 GENEVA FRANCES                                             $27,763.87
            15000709 A1                 MICHAEL R STANSELL                                         $38,865.84
            15000730 A1                 AARON WILSON                                               $43,962.86
            21000453 A1                 TRAVIS FERGUSON                                            $26,555.23
            21001799 A1                 ROBERT KIRK SPENCE                                         $23,059.49

            21001884 A1                 ANTONIO H CANDELARIA                                       $13,256.22
            21002510 A1                 THOMAS KONAL                                               $35,529.20
            21002588 A1                 SHANE B DYE                                                $17,660.39
            21002761 A1                 RALPH PORTER III                                           $34,967.37
            21003241 A1                 TONY L COOPER                                              $38,365.22
            21003327 A1                 LYNN WALLINGFORD                                           $19,538.75
            21003421 A1                 JOHN A GRANTHAM                                            $36,659.81
            21003438 A1                 BOBBY GLENN CHOATE                                         $36,168.10
            21003446 A1                 SCOTT E BECKWORTH                                          $23,510.03
            21003496 A1                 NELL MARIE LEPARD                                          $24,622.35
            21003701 A1                 JOSEPH F ROGERS                                            $27,596.57
            21003895 A1                 WILLIAM G WOOD                                             $38,041.63
            21003913 A1                 ROBERT P SCHEETT SR                                        $33,298.14
            21003924 A1                 TERRY W MASON                                              $18,741.67
            21003932 A1                 ALBERT WHITE III                                           $29,853.19
            21004022 A1                 THOMAS V ROTOLE                                            $35,303.48
            21004373 A1                 KARALYN M LYON                                             $15,375.56
            21004741 A1                 ROBERT K ATEN                                              $42,993.79
            21004921 A1                 JOSE RUEDA                                                 $39,522.00
            21004962 A1                 ROBERT E SHEFFIELD                                         $28,964.68
            21005032 A1                 ELZY BEAM                                                  $17,498.89
            21005039 A1                 MARGARET E DOUGLAS                                         $30,431.56
            21005058 A1                 CAESAR GONZALES                                            $23,209.40
            21005062 A1                 MICHELLE D B FULBRIGHT                                     $41,742.21
            21005064 A1                 HECTOR MARTINEZ JR                                         $23,438.10
            21005065 A1                 HARRY JAMES BROWN                                          $37,551.50
            21005066 A1                 NORMA JEAN GOLDMAN PHILLIPS                                $23,520.76
            22000706 A1                 THOMAS RAY JAMES                                           $16,102.44
            22000959 A1                 RICHARD DOHERTY                                            $23,680.16
            22002503 A1                 VINCENT R RUBEL JR                                         $17,035.17
            22002602 A1                 BEVERLY ROBERTS                                            $23,622.29
            22002720 A1                 TIMOTHY D ROBINSON                                         $13,241.56
            22002735 A1                 ALFRED KNIGHTEN                                            $16,639.29
            22002847 A1                 MICHAEL J HARVEY                                           $30,859.30
            22003415 A1                 DENNIS R KINZER                                            $19,648.26
            22003457 A1                 CRYSTAL F BONAR                                            $33,417.04
            22003472 A1                 JOHN CURTIS HARPER                                         $14,400.43
            22003526 A1                 THOMAS W ROSS                                              $32,465.80
            22003540 A1                 DANNY O COULLIETTE                                         $34,247.56
            22003582 A1                 AUBREY B MITCHELL                                          $39,324.81
            22003619 A1                 JAMES E CIESIELSKI                                         $24,443.36
            22003696 A1                 TRAY ARTHUR                                                $42,293.74
            22003750 A1                 FREDERICK E COLLINS                                        $39,440.64
            22003759 A1                 EARLENE GAUDA                                              $12,311.67
            22003767 A1                 THADDEUS F WYGLENDOWSKI                                    $35,552.83
            22003769 A1                 RICHARD CARSON                                             $23,491.90
            22003778 A1                 ROBERT COLLINS                                             $15,284.57
            22003784 A1                 DAVID D RODRIGUEZ                                          $32,616.68
            22003812 A1                 STEVEN J HAAG                                              $23,783.83
            22003828 A1                 LANCE W BILLOW                                             $27,866.11
            22003840 A1                 THEODIS MCCLAIN                                            $11,640.04
            22003963 A1                 STANLEY R BROWNING                                         $24,550.72

            22003995 A1                 SHEILA DIANE PEGRAM                                        $40,921.48
            22004139 A1                 JUNIOR WAYNE HILL                                          $24,181.58
            22004174 A1                 KURT T MOUNT                                               $27,381.20
            22004202 A1                 MICHAEL T GALEONE                                          $90,083.99
            23000023 A1                 DARRELL G USSERY                                           $98,009.81
            23000066 A1                 CAROLYN H LAMB                                             $16,322.34
            23000169 A1                 JOHN EDWARD RAYNOR                                         $39,004.71
            23000226 A1                 VICTOR M WILSON                                            $38,644.60
            23000345 A1                 EDNA C DAWKINS                                             $15,896.64
            23000424 A1                 KEVIN A MCKEE                                              $48,656.87
            23000466 A1                 CURTIS TODD JONAS                                          $31,909.19
            23000952 A1                 JOE M LUCERO                                               $16,060.78
            23001183 A1                 DANIEL J CARPER                                            $39,355.75
            23001301 A1                 GINA T ELKINS                                              $21,008.08
            40009041 A1                 DARRELL R FIRESTINE                                        $12,678.07
            50039411 A1                 LEAH COLLINS BAYES                                         $11,118.87
            50040241 A1                 PAUL HICKMAN                                                $6,418.53
            50041541 A1                 LEONARD L STRATTON                                         $12,109.87
            50043081 A1                 LINDA BARRON                                               $10,366.06
            50045081 A1                 JOSEPH SEOANE                                              $33,508.63
            50047461 A1                 RONALD L BOOTH                                              $7,249.60
            50050181 A1                 ROBERT YEAGER                                              $13,578.30
            50051601 A1                 WILLIAM THOMAS MOORE                                        $9,221.36
            50062211 A1                 RAYMOND J PERKINS                                          $10,003.75
            50066721 A1                 LAWRENCE W DUVALL JR                                        $8,605.93
            50074261 A1                 ALETHA O'CONNELL                                           $11,342.28
            50076771 A1                 PATRICK L EVANS                                            $23,174.42
            50096801 A1                 DONALD R MARSHALL                                          $16,772.15
            60001291 A1                 TIMOTHY KEEN                                                $5,023.58
            90012601 A1                 MINNIE PARKER                                              $30,634.44
            95000101 A1                 JOHN FITZGERALD WILKIE                                     $26,106.65
            95000118 A1                 SHIRLEY HOLLIDAY CHAMBERS                                  $40,219.51
            95003000 A1                 CARL R WEATHERLY                                           $24,448.04
            95003012 A1                 JAMES W MITCHELL                                           $36,800.36
            95003337 A1                 HARRY S MILLER                                             $31,805.19
            95003396 A1                 DARLENE R CLARK                                            $33,084.49
            95003402 A1                 DARRALL CRANE                                              $39,544.50
            95003406 A1                 GEORGE PHILIP ECKLES                                       $23,920.20
            95003414 A1                 JOHN E BROWN                                               $38,165.11
            95003416 A1                 KENNETH E BYRD                                             $36,560.73
            95003431 A1                 JIM MILLER                                                 $41,750.54
            95003456 A1                 HILTON W BRODERICK                                         $35,647.62
            95003457 A1                 HILTON W BRODERICK                                         $13,784.74
            95003464 A1                 DELORES LINEN GADSON                                       $29,504.66
            95003468 A1                 TIMOTHY D HILL                                             $37,700.07
            95003482 A1                 RODELLA SMITH                                              $10,614.13
           210004681 A1                 EDDIE GENE WILKERSON                                        $8,468.47
           210006371 A1                 BRIAN PURCELL                                              $10,536.54
           210006421 A1                 RICHARD H STAFFORD                                         $31,463.22
           210029061 A1                 EDWARD A BOOTEN                                            $24,753.77
           220026631 A1                 WILLIAM E MANN                                             $12,548.61
           220027971 A1                 STEVE FEGETT                                               $13,066.34

           220031921 A1                 PHILLIP A NICHOLAS                                         $15,483.22
           230008331 A1                 HERBERT M FERRELL                                          $11,034.97
           230008651 A1                 BILLY R PARKS                                               $5,105.38
          1190014265 A1                 KENNETH J TESTER                                           $31,114.82
          2000918054 A1                 DANIEL J LANDESS                                           $21,903.38
          2000918190 A1                 GORDON LEROY ROTTMAN                                       $33,278.97
          2000928549 A1                 DEBRA L STARCK                                              $9,866.87
          2000929798 A1                 DOROTHY LUCAS                                              $24,443.88
          2000930087 A1                 TERRY LYNN DISHMAN                                          $9,736.68
          2000930468 A1                 DAVID WAYNE BROWN                                          $10,082.45
          2000931302 A1                 OSCAR FLOYD ALBRITTON                                      $12,225.72
          2000932142 A1                 ELIZABETH H WILLAMOWSKI                                    $11,423.61
          2000932887 A1                 MARGARITA S WALTERS                                        $10,119.69
          2000934204 A1                 DOUGLAS S BOWEN                                            $14,045.73
          2000936720 A1                 LORI A ELLIOTT                                              $8,793.20
          2000936728 A1                 LARRY L MCKINNEY JR                                        $14,819.62
          2000936892 A1                 JACOB G SEAL SR                                            $12,327.36
          2000938050 A1                 DONALD BEEMER                                              $19,746.97
          2000938755 A1                 JAMES M NOETH                                              $12,042.93
          2000939114 A1                 JENNY C BEAMON                                             $20,413.85
          2000940176 A1                 JIMMY D RUSSELL                                            $14,828.28
          2000940395 A1                 MICHAEL J MILLER                                            $7,996.08
          2000945188 A1                 JAMES W MOORE                                              $22,092.56
          2000947504 A1                 RONNIE DEAN CASSTEVENS                                     $20,474.27
          2090019430 A1                 FELICIA LOVELACE                                           $30,265.77
          2100048911 A1                 LARRY BASHAM                                                $9,238.65
          2100917449 A1                 MARK TUGMAN                                                 $9,986.38
          2100918818 A1                 ALAN LEE HUTSELL                                           $40,436.69
          2100924278 A1                 BARRIE KRAUSE                                              $24,726.57
          2100926130 A1                 GEORGE T OVERSTREET                                         $9,126.61
          2100931304 A1                 VALERIE LARSON-LOHR                                        $20,013.80
          2100931898 A1                 BRADLEY J CONKLIN                                           $8,235.14
          2100932370 A1                 JUAN JOSE BANDA                                            $36,934.95
          2100938653 A1                 MARIA GUADALUPE BAEZA                                      $10,527.51
          2100940287 A1                 CARMEN M STUDER                                            $17,463.01
          2100944824 A1                 BEATRICE JOHNSON                                           $33,131.07
          2100947269 A1                 JAMES R HUNT JR                                            $40,360.03
          2100947918 A1                 COBY D THOMAS                                              $39,401.70
          2190020172 A1                 MICHAEL J WALKER SR                                        $36,792.71
          2190022138 A1                 MAGDIEL CORDERO CHAPA                                      $19,709.36
          2190022908 A1                 ISRAEL FRANCO                                              $28,270.08
          2190023482 A1                 JOHNNY MARMOLEJO                                           $37,655.77
          2190023878 A1                 RANDOLPH CLARK                                             $41,828.78
          2190023993 A1                 JERRY WILLIS                                               $20,575.86
          2190025427 A1                 LUPE C GONZALEZ                                            $20,668.14
          2190030627 A1                 JOHANNA ERIKA BENNIGHT                                     $15,190.08
          2190031122 A1                 DAVID C YBARRA                                             $34,155.11
          2190032049 A1                 BLANCA N RIVERA                                             $9,428.68
          2190033088 A1                 CECILIA MARTIN MISER                                       $31,459.19
          2190033122 A1                 JESSE GONZALES GONZALES                                    $25,468.27
          2190034464 A1                 WARREN F.SCHMALENBERGER                                   $241,191.11
          2200915126 A1                 WELBORN STANLEY MCCLELLION                                 $41,531.50

          2200917295 A1                 CURTIS S LACKEY                                            $18,816.04
          2200918899 A1                 DANNY EUGENE SANSBURY                                      $30,280.78
          2200921915 A1                 KATHY E KARR                                               $17,763.43
          2200925040 A1                 BEVERLY A BOUDREAU                                          $9,530.53
          2200927298 A1                 VIOLA S ATKINS                                              $9,874.09
          2200928749 A1                 JOHN C GRIFFIN                                             $27,664.35
          2200929715 A1                 REGINALD GILLIARD                                          $21,693.12
          2200935074 A1                 GEORGE M SMITH JR                                          $10,856.66
          2200935864 A1                 MATTHEW W ANDREWS                                          $10,455.17
          2200940700 A1                 CRAIG WILFONG                                              $20,537.75
          2200943334 A1                 KENNETH ALLEN WILLEMS                                      $17,013.11
          2200950766 A1                 BERTUS E MINER SR                                          $12,554.05
          2200951320 A1                 PATRICIA PICKENS FULLER                                    $40,926.35
          2200953020 A1                 GLENDA MIMS                                                $29,936.89
          2200953565 A1                 BARBARA MONTANARO ROME PIERCE                              $34,908.33
          2200953576 A1                 GEORGE M LANKFORD                                          $19,234.17
          2200953896 A1                 JAMES BIGGER                                               $38,129.70
          2200954370 A1                 ROBERT A MILLER                                             $8,070.62
          2200955394 A1                 JOSEPH E LAMB                                              $27,689.53
          2200956466 A1                 CRAIG A WEAVER                                             $14,793.82
          2200957762 A1                 JOHN L ALLENSWORTH                                         $12,775.18
          2200958507 A1                 JOYCE W SMITH                                              $15,386.45
          2200959951 A1                 HOWARD MUFUKA                                              $35,196.68
          2200960331 A1                 JOSEPH DUBOSE                                              $42,456.69
          2200960398 A1                 PATRICIA J WILSON                                          $17,129.13
          2200961553 A1                 BILL W PATTERSON                                           $26,316.22
          2200963709 A1                 FERNANDO HERRERA                                           $35,864.99
          2200970232 A1                 CLOYCE J LIGHT                                             $14,073.09
          2200970872 A1                 EARL BOLDEN                                                 $6,222.08
          2200971268 A1                 JODI C ROUSH                                               $35,986.38
          2200972323 A1                 WAYNE ALTON SETTOON                                       $204,000.00
          2200972656 A1                 THERESA M FLOWERS                                          $29,432.08
          2200973350 A1                 THOMAS J SMITH                                             $41,494.84
          2200973420 A1                 MELVIN CHAMBERLAIN                                         $38,856.24
          2200974757 A1                 RONALD ULRIGG                                              $43,572.37
          2200975191 A1                 HERMAN M LIPSCOMB II                                       $64,077.29
          2200975400 A1                 DIANE M BERGER                                             $42,846.18
          2200975403 A1                 JOHN CREED MANEY JR                                        $27,485.03
          2200975540 A1                 ALLEN L MARX                                               $43,905.37
          2200975927 A1                 WILLIE M CROMER                                            $38,854.35
          2200978715 A1                 LARRY L EICKHOLT                                           $40,800.00
          2200979532 A1                 JOSEPH DAVID STAFFORD                                      $38,800.00
          2290009890 A1                 AARON MILTON                                               $12,252.69
          2290015142 A1                 IRA L FLOYD                                               $447,294.91
          2290019481 A1                 JAIME A ARREDONDO                                          $36,908.29
          2290020732 A1                 JESUS ALONZO RUBIO                                         $34,526.36
          2290020787 A1                 MIGUEL C BARRERA                                           $26,201.28
          2290029466 A1                 CURTIS L WARREN                                            $38,678.22
          2290030828 A1                 RENE A URIEGAS                                             $22,912.84
          2290034812 A1                 JANET L HENDERSON                                          $25,691.91
          2290035453 A1                 JIMMY BOLER                                                $33,749.06
          2290040520 A1                 MICHEAL IRVIN                                               $9,476.98

          2300923630 A1                 CARROLL A JACKSON                                          $25,262.67
          2300935750 A1                 LEE CORPMAN                                                $19,662.43
          2300939109 A1                 H VINCENT NELSON                                           $53,641.94
          2300941082 A1                 DOLORES A SCHONEWOLF                                        $6,934.23
          5100900843 A1                 HAZEL NORMAN                                               $40,982.08
          5100906647 A1                 MAMIE VALENTINE                                            $15,716.73
          5100906950 A1                 RUBEN BATTLE JR                                            $40,009.89
          5100912573 A1                 SHERRY PARKER                                              $28,196.82
          5100914193 A1                 ALONZO FALLS                                               $27,352.99
          5100915272 A1                 MICHAEL L HARDEE                                           $38,083.26
          5100918693 A1                 DAVID BRISTER                                              $37,393.97
          5100918717 A1                 SANDRA W POTTER                                            $20,799.51
          5100922219 A1                 FELIX PAGAN JR                                             $22,401.00
          5100922284 A1                 KERRIE C THOMPSON                                          $59,281.18
          5100923644 A1                 JOHN A COLE                                                $14,425.08
          5100924274 A1                 MIQUEL A VILLARREAL                                        $11,971.43
          5100925014 A1                 DEBRA REAVIS ROBINSON                                      $16,401.14
          5100925244 A1                 NICHOLAS E CORBIN                                          $40,247.81
          5100925742 A1                 JOEL DAVID WOODLE                                          $43,468.24
          5100925931 A1                 ROBIN JACOBS                                               $10,158.06
          5100926329 A1                 GEORGE E RIDDICK JR                                        $16,174.12
          5100927507 A1                 RICKY ALVIN ANNAS                                          $21,345.92
          5100928171 A1                 JUDITH J MONROE                                            $20,946.03
          5100928405 A1                 ASHLEY BERNARD CANADY                                      $11,095.04
          5100928497 A1                 CARL D MOORE                                               $20,501.41
          5100928875 A1                 RICHARD ARTHUR KELLY                                       $29,378.35
          5100930542 A1                 THERESA HARWARD                                            $27,565.79
          5100932005 A1                 WALLACE BROWNLEE                                           $40,822.52
          5100932710 A1                 FRENCH KEN MIXON                                           $39,826.20
          5100932996 A1                 CAROLYN E CHAVIS                                           $25,688.54
          5100934618 A1                 RONALD RASNAKE                                              $6,804.92
          5100934731 A1                 LINDA H LANG                                               $39,586.04
          5100935460 A1                 FREDDY L CAPE                                              $36,173.74
          5100935542 A1                 RANDY PRIDEMORE                                            $23,712.48
          5100935544 A1                 TOMMY W HOLDER                                             $21,053.01
          5100935647 A1                 JOYCE ELDER                                                $19,509.12
          5100936594 A1                 LENORA GILYARD                                             $40,667.60
          5100937777 A1                 JOSEPH E WILLIAMS                                          $13,771.12
          5100938803 A1                 JAMES E TRENT SR                                           $19,053.44
          5100939615 A1                 DONALD R WINSTON                                           $18,370.52
          5100939649 A1                 HIRAM BERNARD                                              $15,808.27
          5100939811 A1                 ALLEN JENNINGS JR                                          $40,678.20
          5100940068 A1                 DAVID ROBINSON JR                                          $18,558.57
          5100940183 A1                 THOMAS G HEATH                                             $26,682.83
          5100941281 A1                 SCOTT SOX                                                  $17,847.74
          5100941392 A1                 CLIFFORD T CORLEY                                          $36,700.85
          5100942746 A1                 SILAS B DODSON                                             $43,103.42
          5100943362 A1                 WILLIE JAMES JONES                                         $41,268.17
          5100943470 A1                 WILLIE JAMES JONES                                         $10,293.79
          5100943878 A1                 GUS E KALMAR                                               $14,718.13
          5100946532 A1                 JACKIE E BROOME                                            $18,011.64
          5100947384 A1                 RICHARD FOWLER                                             $35,888.73

          5100948307 A1                 PATRICIA DURHAM                                            $18,810.60
          5100952581 A1                 DOROTHY B BECKER                                           $15,702.79
          5100953048 A1                 RABRON L WIGGINS JR                                        $10,940.69
          5100954427 A1                 STACY S COX                                                 $8,793.28
          5100957282 A1                 WILLIE MOBLEY                                              $18,193.98
          5100958305 A1                 SHERYL J MORTON                                            $25,529.40
          5100958654 A1                 CHRISTOPHER J CORREIA                                      $10,909.62
          5100958739 A1                 MICHAEL J O'LEARY                                          $22,766.93
          5100960051 A1                 RODGER LEE                                                 $43,964.02
          5100960368 A1                 CYNTHIA E WAGONER                                          $18,872.18
          5100960583 A1                 MARCUS T ROBINSON                                          $22,899.92
          5100960677 A1                 CYNTHIA LYNN ROGERS                                        $20,673.03
          5100962919 A1                 LOUISE WRIGHT OLIVER                                        $8,942.31
          5100965234 A1                 WILLIE R BAILEY                                            $30,342.11
          5100966181 A1                 MICHAEL M MATTHEWS                                         $27,919.68
          5100967373 A1                 RYAN D MONTI                                               $18,945.51
          5100967678 A1                 HAROLD ANDERSON                                            $37,482.09
          5100967908 A1                 RALPH J EFIRD JR                                           $35,859.61
          5100968585 A1                 MELVIN WARREN                                              $43,975.46
          5100968885 A1                 CARLOS CANO III                                            $29,810.29
          5100970341 A1                 MARTHA ANN CREWS                                           $23,702.78
          5100970595 A1                 RANDY CHARLES SHEPPARD                                     $37,769.81
          5100971483 A1                 IVORIS BOSTICK                                             $43,985.59
          5100971874 A1                 JAMES EDWARD CAUBLE                                        $39,978.10
          5100972709 A1                 HERSCHEL BRUCE BAGLEY                                      $43,481.36
          5100972752 A1                 WILLIAM E FLOYD                                            $39,956.03
          5100975810 A1                 JIMMY GRAY COALSON                                         $38,985.53
          5100976385 A1                 FRANK M DEMICK                                            $377,204.35
          5100976777 A1                 WILLIAM R CURETON                                          $26,954.28
          5100977417 A1                 DIANE W ORCUTT                                             $41,979.29
          5190001621 A1                 TIMOTHY W BAILEY                                          $274,201.38
          5190001760 A1                 ROSLYN G BELLAMY                                           $38,822.12
          5190002243 A1                 MARY E LEE FLOWERS                                         $36,908.19
          5190002583 A1                 LUCINDA HOWELL                                             $36,918.87
          5190002593 A1                 MARY LOU HANNA                                             $37,634.12
          5190003274 A1                 BEVERLY A JOHNSON                                          $35,990.76
          5190003849 A1                 HORACE KENNEDY                                             $30,521.73
          5190004232 A1                 CHARLES S ELLIS                                            $35,781.09
          5190004586 A1                 JENNIFER A BLACK                                           $43,888.70
          5190005531 A1                 YVONNE K MOORE                                             $20,461.85
          5190005560 A1                 EDGAR N FOSTER SR                                          $30,931.14
          5190006906 A1                 SHIRLEY A ROBINSON                                         $33,806.09
          5190007238 A1                 ANDREW DORCH                                               $19,159.14
          5190008811 A1                 BRENDA SANDERS                                             $38,301.90
          5190015747 A1                 POINVENTA BOYD                                             $38,031.84
          5190017426 A1                 BARBARA H LEGG                                             $34,861.11
          5190017501 A1                 ENOCH C PARTON                                             $42,678.10
          5190017741 A1                 PATRICIA ANN ANDERSON                                      $37,703.92
          5190019270 A1                 SANDY MYERS                                                $43,876.16
          5190020145 A1                 ETHEL SMALL                                                $35,211.22
          5190020654 A1                 ELVEE MOORE                                                $10,630.74
          5190023198 A1                 SUSAN L BELL                                               $43,954.70

          5190025177 A1                 ROBERT J PICKETT                                            $9,891.72
          5190029684 A1                 BRENDA D CARSON                                            $32,861.58
          5190031604 A1                 THOMAS SMITH                                               $35,405.29
          5190031693 A1                 CORA SOWELL                                                $35,363.20
          5190038750 A1                 VERTRELL GRIFFIN                                            $9,928.67
          5200904300 A1                 MICHAEL HURT                                               $18,057.73
          5200913245 A1                 CHUCK HARRIS                                               $12,554.34
          5200914427 A1                 DEBRA YOUNG                                                $15,893.87
          5200921573 A1                 JAMES HARROLD DAVIS                                        $17,981.96
          5200922184 A1                 ELIZABETH B CUNNINGHAM                                     $20,623.87
          5200922496 A1                 JANIE T BYERS                                              $16,787.18
          5200925391 A1                 BRENDA WHALEY                                              $13,017.98
          5200928510 A1                 JOHN CLAYTON KENNEDY                                       $10,769.09
          5200930720 A1                 DENNIS SMITH JR                                            $38,675.38
          5200935287 A1                 JOHN MONEA                                                 $24,590.84
          5200940192 A1                 BURTON L ARNOLD                                            $11,611.80
          5200941775 A1                 CYRUS KIRKLAND                                             $31,430.45
          5200944243 A1                 BARBARA BANKS                                              $13,044.80
          5200946904 A1                 PATRICIA D LEWIS                                           $22,649.64
          5200947025 A1                 WILLIE MAE CARD BURNETTE                                   $28,390.51
          5200948078 A1                 JAMES W BOND                                               $18,852.67
          5200950545 A1                 EARNEST RAMSEY                                             $37,715.28
          5200951989 A1                 RHONDA CLARK JAMES                                         $14,079.87
          5200952728 A1                 ELVIRA LOWMAN                                              $12,295.09
          5200952729 A1                 ALI EMRE BASAL                                            $271,162.18
          5200954648 A1                 ANNA BELL                                                  $33,553.88
          5200955571 A1                 STACY O COOK                                               $11,501.88
          5200969232 A1                 PATRICIA ANN GRACIANETTE                                   $21,728.52
          5200969318 A1                 CHERYLE D HARRISON                                         $18,355.25
          5200972835 A1                 BIRDIA BAKER                                               $32,779.60
          5200973363 A1                 ELIZABETH KNIGHT                                           $43,156.12
          5200974624 A1                 LARRY LOWE                                                 $23,152.17
          5200976729 A1                 WAYNE J MCCANTS                                           $199,670.61
          5200978192 A1                 WAYNE J MCCANTS                                            $35,188.84
          5290008144 A1                 MARK POOLE                                                 $10,459.68
          5300914426 A1                 EDNA PEARL HAYES                                            $8,876.04
          5300940960 A1                 LARRY W HATCH                                              $10,689.72
          5300955930 A1                 CHRIS WHITSON                                              $15,153.44
          5300968963 A1                 RUMPA SUWANNETR                                            $11,036.25
          5400929099 A1                 WENDY MURRAY                                               $10,237.01
          5490005144 A1                 BRYAN K WOODRING                                           $25,415.81
          5500926945 A1                 RUSSELL A INMAN                                            $33,461.34
          5500933564 A1                 JEFFREY COLE                                               $14,410.82
          5500972300 A1                 THOMAS E BOOKHOUT                                          $22,443.13
          5500973286 A1                 JAMES M RANSOM                                             $18,645.61
          5500979202 A1                 JOSEPH G SUTULOVICH JR                                     $20,994.30
          5600929535 A1                 BRENDA DENISE JONES                                         $8,481.51
          5600945382 A1                 NAOMI HUDLEY                                               $14,830.14
          5600945520 A1                 LISA M HILL                                                $20,486.72
          5600950034 A1                 EVANGELINE LINDBERG                                        $14,863.68
          5600953300 A1                 JAMES MOSBY JR                                            $219,551.77
          5600979530 A1                 JOYCE LEHEW                                                $33,587.35

          5700910530 A1                 EDWARD MINTER                                              $19,381.37
          5700923481 A1                 MICHAEL GALLIGAN                                           $27,784.97
          5700936586 A1                 KEVIN AGUILAR                                              $23,755.00
          5700952095 A1                 RODNEY D POTTER                                            $17,363.89
                                                                                               $20,351,882.24
                2258 A2                 ULYSSES DUCKETT                                            $94,224.25
                2562 A2                 RACHEL J BURR                                              $14,406.87
               21031 A2                 WADE YATES                                                $135,114.70
               60358 A2                 KEVIN B JONES                                              $65,903.63
               60389 A2                 JAMES T GRAHAM                                            $122,678.98
               60770 A2                 BERNHARD H SCHNEIDER                                      $103,143.85
               60828 A2                 JOEY A ZGLINCKI                                            $99,254.53
               60884 A2                 JAMES L DAWKINS                                           $138,229.13
               61184 A2                 ARMOND A TURNER                                            $88,885.63
               61201 A2                 CALVIN JOHNSON JR                                          $51,402.04
               61373 A2                 MARK BROWN                                                 $51,859.07
               61456 A2                 JOYCE BURNS                                                $46,863.28
               61508 A2                 TRI COUNTY PREGNANCY CTR.  INC                             $50,070.88
               61781 A2                 JOYCE W BLOODWORTH                                         $53,427.91
               61821 A2                 WILLIAM RICHARD HORNE                                      $59,440.64
               61991 A2                 ROGER L PHILLIPS                                          $186,911.38
               62159 A2                 JANET C GIBSON                                             $75,304.49
               62251 A2                 CHARLES H WILLIAMS                                         $58,751.08
               62287 A2                 JAMES L BROWN  SR(ESTOF)                                   $42,959.78
               62360 A2                 JAMES A KELLETT                                            $99,474.04
               62382 A2                 DANIEL W COOKE                                             $50,710.68
               62391 A2                 SCHKHANN MITCHELL                                          $54,344.20
               62414 A2                 JEREMIAH FRANKLIN                                          $65,062.19
               62444 A2                 RONALD P HERRING                                           $94,618.06
               62551 A2                 LEVIE MORANT(EST OF)                                       $52,562.89
               62563 A2                 JOHN E BLANCHARD                                           $43,868.38
               62572 A2                 JAMES MORTON                                               $66,418.77
               62595 A2                 SANDRA P FOSTER-GILLIS                                     $75,814.62
               62606 A2                 ELLEN W REID                                               $76,055.57
               62645 A2                 CYNTHIA B HODGE                                            $93,989.83
               62660 A2                 ROOSEVELT R RICE                                           $62,892.01
               62750 A2                 RENEE H TINSLEY                                            $75,471.06
               62843 A2                 JAMES F STREETMAN                                          $41,654.55
               62971 A2                 LAWTON P ROGERS                                            $48,664.88
               62973 A2                 JAMES F ANDERSON                                          $147,040.91
               63000 A2                 ELSIE S JONES                                              $86,611.60
               63086 A2                 SYLVESTER WEST                                             $84,517.21
               63089 A2                 JEFF HENRY JR                                              $88,613.28
               63100 A2                 JOHN B WANNAMAKER                                          $60,785.42
               63172 A2                 SAMARA M SCOTT                                             $51,075.26
               63175 A2                 THOMAS COLEMAN                                             $92,665.06
               63177 A2                 JAMES CLARK                                                $57,008.54
               63249 A2                 LEO SMITH JR                                               $64,069.25
               63267 A2                 GARY W OWENS                                               $65,700.16
               63384 A2                 LIONEL M THOMAS                                            $47,020.00
               63401 A2                 RAYMOND R DOWNING                                          $56,393.50
               63478 A2                 DANNY FORE                                                 $49,780.28

               63529 A2                 BERRY C MORGAN                                             $57,838.04
               63600 A2                 STEVEN R KLEIN                                            $123,042.32
               63605 A2                 CLIFTON M OUZTS                                            $53,129.85
               63629 A2                 TED WILLIAMS                                               $43,455.89
               63641 A2                 STEVEN R KLEIN                                             $53,056.15
               63667 A2                 KENNY BLAKENEY                                             $70,948.37
               63716 A2                 ROOSEVELT DOWNS                                            $71,317.32
               63720 A2                 DOROTHY LUCILLE KING                                       $53,528.51
               63723 A2                 MARION DRUMMOND                                           $139,106.41
               63754 A2                 JOSEPH RICHARDSON                                          $34,021.66
               63759 A2                 MARTHA ANN GRANT                                           $56,292.30
               63775 A2                 EARNESTINE ROSS                                            $42,427.31
               63826 A2                 THOMAS D BROADWATER                                       $106,604.06
               63833 A2                 RANDALL J HARRIS                                           $42,868.55
               63857 A2                 DEBRA M MICKENS                                            $63,422.79
               63866 A2                 GEORGE H JONES JR                                          $54,322.80
               63908 A2                 JODY F COX                                                 $57,911.41
               63946 A2                 JEFFREY CURENTON                                           $66,974.67
               64014 A2                 JAMES HOOD JR                                              $49,439.81
               64040 A2                 CARL GEORGE SMITH JR                                       $44,143.78
               64080 A2                 NICOLE O RODRIGUEZ                                         $81,225.22
               64089 A2                 KEELA C JAMISON                                            $51,543.64
               64131 A2                 W J WATFORD                                                $57,155.04
               64208 A2                 JUSTIN W THARP                                             $78,712.10
               64209 A2                 RAYNETTA B CHAVIS                                          $46,153.50
               64256 A2                 GARVIN H SLOAN                                             $48,272.31
               64257 A2                 ELIJAH HANNIBAL                                            $43,480.34
               64275 A2                 LARRY M GILREATH                                           $49,581.23
               64349 A2                 WALLACE BERRY                                              $43,478.81
               64354 A2                 DOROTHY LOUISE SCOTT                                       $60,482.72
               64379 A2                 MARY ELLEN GOODWIN                                         $89,890.30
               64389 A2                 REGINALD BROWN                                             $55,744.09
               64399 A2                 LESTER FLOWERS                                             $51,577.89
               64417 A2                 LEO S GALLANT                                              $65,026.81
               64421 A2                 JAMES M MORRIS                                             $51,113.14
               64429 A2                 FRANK LEE GREEN                                            $46,143.89
               64438 A2                 ALBERT JACKSON                                             $59,969.97
               64444 A2                 CARL W HUTCHINS                                            $43,028.65
               64496 A2                 ROBERT L THOMPSON JR                                       $44,098.65
               64546 A2                 ROBERT E HEMINGWAY                                         $54,576.86
               64646 A2                 JEFFERSON T ISAAC                                          $47,720.81
               64683 A2                 ZEB B STARNES JR                                           $46,819.82
               64699 A2                 ETHEL RICH BURNS                                           $49,412.19
               64799 A2                 CURTIS SIDNEY SMITH JR                                     $52,026.17
               64811 A2                 FRED C ROLLER IV                                           $92,257.17
               64942 A2                 HANNA SNOW                                                 $51,119.31
               64960 A2                 ESSIE MAE KINSLER                                          $52,168.27
               65005 A2                 EDWARD D BULLARD                                          $135,875.77
               65011 A2                 MILDRED A MONROE                                           $47,913.27
               65019 A2                 GREGORY C ATKINS                                           $82,873.55
               65053 A2                 ROOSEVELT STARK SR                                         $47,854.72
               65066 A2                 KENNETH WAYNE TRIBBLE                                      $43,706.70

               65135 A2                 BOBBY HENLEY                                               $87,669.98
               65183 A2                 MARY LEVINE                                                $53,273.30
               65248 A2                 CLYDE WILLIAM JENNINGS                                     $83,685.64
               65353 A2                 MICHAEL BLACKWELL                                          $80,666.79
               65395 A2                 BARRY N SCOTT                                              $65,741.00
               65560 A2                 LARRY P REID                                               $51,371.14
               65589 A2                 GREGORY WILSON SR                                         $108,375.44
               65592 A2                 GERALD GREEN                                              $206,250.00
               65607 A2                 ERNEST R WASHINGTON                                        $93,125.42
               65712 A2                 LOUIS SCOTT UTTER                                          $59,499.31
               65737 A2                 EDWIN L GARDNER JR                                        $108,722.16
               65767 A2                 LEROY F STEWART                                            $70,230.07
               65937 A2                 ELLA MAE GILLIAN                                           $56,867.37
               65939 A2                 BARBARA AMAKER                                             $53,817.50
               65947 A2                 BILLY R COLLINS                                            $57,707.26
               65949 A2                 TERESA A CANZATER                                          $45,600.00
               65951 A2                 THOMAS K ALTMAN                                            $44,730.75
               65954 A2                 RUDOLPH F MARSHALL                                         $55,205.11
               65972 A2                 BELISTA DIXON                                              $51,274.78
               65977 A2                 EDWARD W BAGWELL                                           $49,541.89
               65980 A2                 GYPSIE L MURDAUGH                                          $61,623.44
               65989 A2                 CARL BARNES                                                $50,994.23
               65991 A2                 SAMUEL L SCOTT                                             $57,199.94
               65997 A2                 JEROME THOMAS                                              $48,774.66
               66001 A2                 TERRY G CHESTER                                            $55,121.55
               66007 A2                 IVAN J HALL                                                $64,700.35
               66027 A2                 SANDRA L ERICKSON                                          $56,139.60
               66038 A2                 MELANIE O ATKINS                                           $55,297.22
               66050 A2                 WILLIAM C SELF SR                                          $46,363.34
               66055 A2                 BOBBY A CENTER                                             $61,002.46
               66057 A2                 MICHAEL SHANE REINHARDT                                    $61,404.27
               66059 A2                 RODNEY DAVIS                                               $50,336.14
               66061 A2                 CHARLES E ROOF JR                                          $99,902.85
               66076 A2                 TIMOTHY NIXON                                              $45,624.41
               66078 A2                 ROBERT D HERRING                                           $67,631.20
               66082 A2                 GERALDINE T ALLEN                                          $47,964.90
               66086 A2                 BRYAN K BEELER                                            $136,683.01
               66092 A2                 JAMES TODD                                                 $55,772.87
               66104 A2                 WILLIAM KEITH BODIE                                        $45,311.19
               66111 A2                 GEORGE WILLIAM ESTES                                       $47,490.62
               66131 A2                 AUGUSTINE BOEHM                                            $60,614.25
               66133 A2                 DEBORAH ROXANNE LAIRD                                      $61,600.00
               66134 A2                 ROBERT SHERIFF                                             $46,923.19
               66155 A2                 JAMES COKLEY                                               $48,629.76
               66169 A2                 MARY E GOODWIN                                             $52,457.69
               66176 A2                 MARK LEPKOWSKI                                             $50,817.75
               66181 A2                 DARREN J PRIDGEN                                           $50,845.50
               66195 A2                 GRACE SMITH                                                $47,967.81
               66204 A2                 GEORGE MILLER                                              $46,148.89
               66219 A2                 LARRY MCCRAY                                               $55,777.35
               66222 A2                 DARLENE HART                                               $57,828.44
               66224 A2                 JEROME MCCUTCHEN                                           $46,120.60

               66234 A2                 LEROY E COHEN                                              $66,400.00
               66249 A2                 JAMES D HAYES                                              $58,000.00
               66251 A2                 CAROL OLIVER                                               $52,719.29
               66259 A2                 ANTHONY W FREEMAN                                          $55,591.14
               66265 A2                 LARRY D WALLACE                                            $59,777.04
               66267 A2                 WILLIAM R POWERS                                           $51,044.90
               66291 A2                 THOMAS COLCLOUGH                                           $43,783.79
               66297 A2                 JOEL M BRUCE                                               $50,782.37
               66306 A2                 RAYMOND JENKINS                                            $57,402.90
               66308 A2                 SHIRLEY S YOUNG                                            $51,435.99
               66329 A2                 HALLIEQUE BRADFORD                                         $46,793.93
               66330 A2                 GREGORY BELLAMY                                            $59,047.69
               66339 A2                 JAMES W ABRAMS JR                                          $46,507.43
               66340 A2                 TERESA ALFORD                                              $74,132.80
               66346 A2                 CAROL MCKEOWN                                              $50,040.37
             1001837 A2                 MATILDA TIGGS                                             $124,590.14
             1002103 A2                 WILLARD R HONEYCUTT                                        $53,331.16
             1002138 A2                 DONNIE ALAN GILLESPIE                                      $47,326.33
             1002436 A2                 PETER MINKS                                                $99,060.37
             1002718 A2                 REGINALD E ROGERS                                          $48,152.84
             1003462 A2                 CARL DOUGLAS MABE                                          $52,801.73
             1003751 A2                 TERRY M WRIGHT                                             $44,390.60
             1005771 A2                 JOHN T HENSLEY                                            $161,424.87
             1006012 A2                 ERNEST H STANFORD III                                     $155,591.25
             1006060 A2                 MACCUS BARFIELD                                            $53,919.62
             1006077 A2                 JOSEPH RAYMOND PARETI                                      $78,768.00
             1006127 A2                 JOHN E SEABROOKS                                           $49,657.69
             1006139 A2                 STEPHEN MALLOY                                             $49,506.63
             2000033 A2                 THOMAS JOHNSON                                             $47,322.93
             4000288 A2                 DAVID J LAMBERT                                            $43,699.20
             4001033 A2                 JAY M HINE                                                $114,898.49
             4001095 A2                 EMMAZELL ROBERTS                                           $50,903.10
             4001118 A2                 EDWARD E BAGLEY JR                                         $59,918.04
             4001159 A2                 STEPHANIE GIBSON                                           $65,163.30
             5006080 A2                 DAVID H METZER                                             $51,548.14
             5006145 A2                 STUART K VAUGHN                                            $48,154.85
             5006346 A2                 JAMES SKINNER                                              $51,803.17
             5006567 A2                 GREGORY DOLLINAR                                           $48,508.04
             5006794 A2                 ROGER J DORKO                                              $49,481.20
             5007676 A2                 JAMES E GORDON JR                                          $63,463.55
             5007708 A2                 RODRIC J MYERS                                             $50,212.85
             5007991 A2                 TIMOTHY J HENNING                                          $64,709.65
             5008113 A2                 SOLOMON OLIVER CROMWELL                                    $79,873.65
             5008348 A2                 SHARON S BUTLER                                            $67,636.49
             5008475 A2                 REVA G THOMPSON                                            $54,402.68
             5008722 A2                 DANIEL G JIMENEZ                                           $48,342.44
             5008766 A2                 MICHAEL G EMBREY                                           $48,048.63
             5008791 A2                 JOHN MICHAEL O'BRIEN                                       $43,856.42
             5008832 A2                 SHERRY L STOUT                                             $48,959.94
             5008838 A2                 TONY J PELLEGRINI                                          $45,247.91
             5008846 A2                 ROBERT W CURTISS                                           $52,333.38
             5008915 A2                 TERRY A THEIN                                              $44,993.65

             5010211 A2                 STEVEN E POTTS                                             $54,918.74
             7000983 A2                 MICHAEL ASHTON DOTSON                                      $51,823.03
             7001429 A2                 WENDELL R HAYNES                                           $60,167.93
             7001469 A2                 CYNTHIA POWELL                                             $45,740.33
             7001566 A2                 NORVEL MCDONALD                                            $49,276.20
             7001804 A2                 DANNY RAY GRIFFIN                                          $60,690.45
             7001826 A2                 ELIZABETH LAFAYETTE                                        $46,743.45
             7001868 A2                 STONEY GREG MULLINS                                        $69,738.59
             7001871 A2                 GASPAR J RIVERA                                            $55,931.98
             7001881 A2                 JOHN STEWART                                               $57,316.20
             7001893 A2                 VICTOR H WILLIAMSON                                       $100,295.87
             7001925 A2                 CHARLES K HENLE                                            $49,845.38
             7002000 A2                 EDWARD K TREMBLE                                          $166,177.60
             7002008 A2                 HARRY WEDUL                                               $145,301.59
             7002054 A2                 GLORIA T HESTER JOHNSON                                    $54,741.61
             7002055 A2                 ALFRED GRANT                                               $46,011.33
             7002112 A2                 LAMONT D GODFREY JR                                        $49,183.48
             7002113 A2                 JONNETTA C BENEDICT                                        $52,968.87
             7002148 A2                 TERRY BRUCE WILBER                                         $54,687.23
             7002159 A2                 PAUL J GRAYSON                                             $54,819.68
             7002183 A2                 KATIE MAE ROGERS                                           $52,772.71
             7002194 A2                 WILLIAM ZEBELIN MITCHELL                                   $48,072.64
             9001292 A2                 ALAN W GIBLER                                             $107,586.09
            12000372 A2                 STEPHANIE L GILCHRIST                                      $44,135.36
            12000410 A2                 LESTER D MCDANIEL                                          $69,694.93
            12000465 A2                 JOHNNY FAYE CAMPBELL                                       $59,708.99
            13000489 A2                 JOEL C BRUN                                                $49,610.58
            14000233 A2                 JEFFERY SCOTT YATES                                        $51,653.02
            14000274 A2                 BILLIE J WATERS                                            $44,918.10
            14000278 A2                 GRADY L KNIGHTON                                           $56,616.07
            15000257 A2                 JAMES E BRADHAM                                            $45,728.66
            15000446 A2                 THEODORE SCOTT SR                                          $61,818.04
            15000517 A2                 JOHNNIE R LOGAN III                                        $76,800.00
            15000565 A2                 JIMMY M SHAW                                               $54,179.43
            15000663 A2                 JAMES R KIRVEN                                             $52,913.46
            15000682 A2                 REGINALD WESTON                                            $64,475.44
            15000695 A2                 CHARLES W HINSON                                           $68,275.87
            15000697 A2                 JAMES G PEARSON                                           $161,703.21
            15000716 A2                 MICHELLE M JACKSON                                         $79,761.47
            15000718 A2                 ROSE M DAVIS                                               $56,586.83
            15000732 A2                 ALTON GEDDINGS                                             $50,757.21
            15000734 A2                 STEVE HORSTMANN                                            $68,000.00
            21000369 A2                 ARTHUR S GREENE JR                                         $49,936.13
            21001756 A2                 TIMOTHY A HAYEN                                            $56,052.49
            21001871 A2                 JEFFREY A WILLIAMSON                                       $53,024.43
            21002236 A2                 DANNY RAY BOYETTE                                          $55,266.34
            21002499 A2                 EMORY D NEAL                                               $52,951.23
            21002673 A2                 KEVIN G EDWARDS                                            $46,048.86
            21002901 A2                 WAYNE G KAROL                                              $48,563.21
            21003194 A2                 CHRISTOPHER TAYLOR REED                                    $43,447.71
            21003305 A2                 LARRY L GOODALL                                            $41,444.66
            21003316 A2                 SHARON M GRAY                                              $50,271.78

            21003411 A2                 MICHAEL D WELCH                                            $43,377.59
            21003900 A2                 JOHN KIDMAN                                                $44,340.59
            21004049 A2                 REYNALDO SEQUERA                                           $51,483.56
            22000909 A2                 HESIRI M FERNANDO                                          $48,197.45
            22001041 A2                 JOSEPH GRYLAS                                              $52,146.79
            22003287 A2                 TREVOR LEE BENOIT                                          $48,610.97
            22003500 A2                 JAY R GERBER                                               $60,686.67
            22003711 A2                 DAVID PENHOLLOW SR                                         $63,666.12
            22003772 A2                 MICHAEL V MICHALAK                                         $62,508.46
            22003906 A2                 ROY D ASHCRAFT                                             $49,830.64
            22003969 A2                 DAVE L FOREMAN                                             $53,940.22
            22004072 A2                 BYRON G WOLFE JR                                           $74,260.65
            22004103 A2                 CAROLYN L KNICELY                                          $47,820.08
            22004209 A2                 ROBERT G DONALD                                            $44,383.18
            23000135 A2                 NADINE PENN                                                $45,275.20
            23000142 A2                 JAMES R DANIELL JR                                         $50,989.54
            23000212 A2                 EDWARD B WALTMAN                                           $45,656.27
            70014611 A2                 RICHARD DAVID CHANCE                                      $113,016.56
            95000125 A2                 TONY M ROBINSON                                            $50,221.17
            95000145 A2                 LEROY CRUEL                                                $61,406.78
            95000150 A2                 MARY ANN RANCE                                             $93,365.39
            95003011 A2                 FRANCENIA T ELLIS                                          $62,101.05
            95003377 A2                 BERNARD L FOOTMAN                                          $58,290.43
            95003394 A2                 WALLACE L SMITH                                            $50,136.79
            95003404 A2                 G WALTER WHITLOCK                                          $47,416.34
            95003413 A2                 JOHN E BROWN                                               $70,665.70
            95003427 A2                 STEVE J PILGRIM                                            $44,674.74
            95003450 A2                 MICHAEL N BYRD                                             $77,538.00
            95003473 A2                 RANDALL W LEOPARD                                          $58,339.46
           130004301 A2                 CLIFFORD D ROBINSON                                        $44,128.49
           220031281 A2                 CLINTON W PALMER                                           $41,695.84
          1190009118 A2                 JAMES L NASH                                              $115,362.85
          1190009144 A2                 DANNY E MOORE                                             $155,229.02
          2000919447 A2                 ROBERT P GARRETT                                           $71,906.57
          2000931895 A2                 DEBORAH W SINGLETON                                       $128,884.65
          2000950681 A2                 VICTOR C LOMBARDO                                          $73,855.99
          2000954896 A2                 PAULA K VAWTER                                             $76,983.33
          2090024811 A2                 ANGELA CARTER                                              $51,118.27
          2100903738 A2                 CATHERINE H VINCENT                                        $87,027.99
          2100905239 A2                 NORMAN J JACKSON                                           $59,003.27
          2100910491 A2                 ELMER L NEAL SR                                            $49,162.65
          2100912127 A2                 JOSEPH ALBERT PYPE                                         $47,319.14
          2100920880 A2                 JACK F SYKES                                               $49,896.36
          2100944662 A2                 GEORGE E MOFFITT                                           $47,062.85
          2100946161 A2                 ELOISA MOLINA DODGE                                        $68,338.78
          2100947032 A2                 KENNETH LEROY MOORE                                        $74,204.21
          2100947048 A2                 BRADY C WILLIAMS                                           $75,461.42
          2100947165 A2                 ALICE R BOWERS                                             $51,174.37
          2100965988 A2                 SCOTT R ANDERSEN                                           $72,210.68
          2190020853 A2                 LEE D POST                                                 $59,625.68
          2190020862 A2                 RONALD J DUNCAN                                            $53,876.78
          2190022887 A2                 BETTY KELLY                                                $44,370.74

          2190023129 A2                 BARRY DON SHAW                                             $55,080.73
          2190025934 A2                 RONALD EVAN BRANUM                                         $63,389.89
          2190026459 A2                 CLARA R LONGORIA                                           $56,793.25
          2190027967 A2                 MURRAY ARCHIE                                              $50,736.59
          2190030556 A2                 RICARDO S RIVERA                                           $42,048.58
          2190034329 A2                 DAVID H GUYTON                                             $94,754.03
          2190039387 A2                 NEIL KENT CAREW                                            $62,305.77
          2200902431 A2                 CAROL MODER                                                $50,518.28
          2200903367 A2                 JOSEPH E GRANGER                                          $129,275.25
          2200905996 A2                 PATRICK E POWELL                                           $73,424.59
          2200910081 A2                 DAVID AVILA                                                $52,681.30
          2200910267 A2                 FREDERICK L SAMUEL                                         $69,415.08
          2200912836 A2                 EDWINA W VINCENT                                           $47,128.16
          2200915999 A2                 ROBERT L WAGNER                                            $64,058.89
          2200917116 A2                 LOTTIE M GUITARD                                           $70,435.86
          2200917158 A2                 JOHN R NORDIN                                              $49,044.97
          2200919419 A2                 TAMMY D EVERGETIS                                         $104,241.73
          2200922713 A2                 PATSY FERNANDEZ                                            $69,518.99
          2200924919 A2                 ROBERT STOKES                                              $93,367.99
          2200927810 A2                 VIVIAN SILVERS                                             $54,222.80
          2200943607 A2                 A BILLIE DOBBS                                            $106,869.50
          2200944422 A2                 EVELYN M JEFFERSON                                         $87,560.73
          2200946319 A2                 DAVID BOOTH                                                $51,441.15
          2200946446 A2                 RONNIE WITHERSPOON                                         $44,964.94
          2200946688 A2                 DONNA M CONYERS                                            $62,000.06
          2200947743 A2                 MARY C BRUCE                                               $62,248.05
          2200948562 A2                 DAVID LUNA                                                 $52,144.05
          2200948645 A2                 ROGER B BAYNE                                              $63,224.80
          2200956621 A2                 JOHN BEERY                                                 $44,727.05
          2200958079 A2                 LONNIE MICHAEL HARRELL                                    $119,513.18
          2200958426 A2                 JOHN D ROBERTS                                             $50,303.12
          2200958582 A2                 FREDERIC ROBERT KINARD                                     $91,476.21
          2200962079 A2                 PATRICIA W PARDOE                                          $54,303.34
          2200963943 A2                 BENJAMIN F GARLAND                                        $131,055.83
          2200965878 A2                 MARK D LYNCH                                               $91,529.85
          2200966913 A2                 DOUGLAS R BORTON                                           $48,863.02
          2200967727 A2                 PAUL R LANE                                                $69,420.31
          2200967935 A2                 KATHY WARE                                                 $50,884.88
          2200968091 A2                 LARRY T TANNER                                             $47,872.87
          2200968309 A2                 JAMES W BALES III                                          $65,338.30
          2200968628 A2                 WILLIAM D FIDDLER                                          $50,832.87
          2200968687 A2                 THOMAS MICHAEL HOLT                                        $71,792.21
          2200968905 A2                 ROD SMITH                                                  $46,683.85
          2200969182 A2                 PATRICIA J DAVIS                                           $48,874.88
          2200969783 A2                 DONA S SMITH                                               $61,121.98
          2200970566 A2                 BRIAN FERRARO                                              $87,887.82
          2200970799 A2                 LISA PATTERSON                                             $47,762.04
          2200971480 A2                 JAMES CONANT                                               $44,836.84
          2200971714 A2                 REBECCA ANN GOULD                                          $62,380.05
          2200972643 A2                 BILLY RAY CRAIN                                            $62,957.17
          2200972758 A2                 JOHN G ELLIOTT                                             $74,859.90
          2200973043 A2                 MARY E OWENS                                               $58,967.70

          2200973808 A2                 BILLY N MITCHELL                                           $54,372.01
          2200974166 A2                 KEITH MICHAEL PINEL                                        $64,750.52
          2200974631 A2                 MARY A BISHOP                                              $45,025.57
          2200974692 A2                 RICHARD C WILLIAMS                                         $79,843.63
          2200974875 A2                 JAMES R ADKINS                                             $47,936.70
          2200974898 A2                 JOE THOMAS MOORE                                           $78,066.49
          2200975314 A2                 BART W BROADWELL                                           $89,555.33
          2200975348 A2                 EDITH PEARL EVANS                                          $78,270.01
          2200975712 A2                 PAUL TOMLINSON                                             $65,434.17
          2200976074 A2                 GARLAND R STANLEY                                          $69,200.00
          2200976350 A2                 KEM R FOWLER                                               $47,145.39
          2200976659 A2                 MARSHA F CHARBONEAU                                       $111,852.31
          2200976813 A2                 MATTHEW BUTLER                                             $58,627.58
          2200976830 A2                 ROBERT LEE EDWARDS                                         $46,290.59
          2200976974 A2                 ELAINE A MARESCA                                           $94,499.38
          2200977040 A2                 SANDRA M JONES                                             $73,851.87
          2200977679 A2                 KENNETH R BAILEY                                           $55,918.78
          2200977701 A2                 KEITH A BECKMAN                                            $84,800.00
          2200978068 A2                 MARK A EVANS                                               $77,993.63
          2200979682 A2                 CLIFFORD SWITZER                                          $119,850.00
          2200980130 A2                 LARRY WILLIAMS                                             $45,496.38
          2200980407 A2                 SCOTT A BONNETTE                                           $71,023.14
          2200981916 A2                 DALE L COOK                                                $70,160.67
          2290018641 A2                 ANN H SIMMONS                                              $56,601.28
          2290019940 A2                 SHARON R BURK                                              $75,663.12
          2290026119 A2                 J JASON THOMAS                                             $43,378.47
          2290030062 A2                 IDOLUIS E CASARES                                          $43,219.98
          2290030125 A2                 JOHN MARNEY WALLER JR                                      $59,367.67
          2290032860 A2                 CYNTHIA D KNIGHT                                           $60,712.23
          2290033657 A2                 PERNICE O SMITH                                            $43,205.02
          2290036955 A2                 COLLIN W COFFEY                                            $59,806.12
          2290037776 A2                 JORGE ARTURO SALINAS                                       $65,575.25
          2300931216 A2                 FRANK GALICIA                                              $57,873.33
          5100902192 A2                 MICHAEL S WALKER                                          $190,500.00
          5100905617 A2                 THOMAS E ALEXANDER                                         $78,401.13
          5100905924 A2                 RAYMOND C QUEEN                                            $71,138.96
          5100907974 A2                 EVERETT HAWKINS                                            $58,250.90
          5100911528 A2                 ROBERT L MCLEAN                                            $70,945.34
          5100912902 A2                 GEROME R MCLEOD                                            $45,764.51
          5100913276 A2                 WILLIE J WHITE                                             $63,684.94
          5100914459 A2                 BAKITA S ACEVEDO                                           $47,022.06
          5100914486 A2                 DAVID E BURNETTE                                           $94,347.59
          5100914848 A2                 B F ALLISON                                                $46,934.24
          5100915468 A2                 DONNA K CATHEY                                             $73,279.13
          5100915872 A2                 WILLIAM J WALKER                                           $99,944.99
          5100916405 A2                 RAYMOND C GILPIN                                           $54,132.18
          5100916423 A2                 VICKI WATFORD                                              $75,617.54
          5100917511 A2                 JAMES L ROYSTER                                           $190,966.87
          5100917746 A2                 CHRIS E CATER                                              $62,956.72
          5100918293 A2                 JEFFREY BAUGUS                                             $48,970.05
          5100919086 A2                 JAMES COPELAND III                                         $55,755.83
          5100920340 A2                 BARBARA L ADAMS                                            $59,759.23

          5100921098 A2                 JUDY BROWN                                                 $65,274.50
          5100921634 A2                 ROY DALE BAKER                                             $50,925.73
          5100922982 A2                 JOHN A COLE                                               $123,666.02
          5100923108 A2                 WILLIAM D YOUNG                                            $73,319.64
          5100923418 A2                 KEITH TESNAR                                               $49,731.48
          5100923652 A2                 JAMES W PAUL                                               $61,352.81
          5100923826 A2                 JASON BYRD                                                 $60,170.51
          5100924214 A2                 GEORGE C RIDDICK JR                                        $73,336.77
          5100924384 A2                 STEPHAN M CURRY                                            $69,311.59
          5100925400 A2                 CLIFTON FREEMAN                                            $60,487.99
          5100925463 A2                 RONALD HOOVER                                             $111,049.34
          5100925739 A2                 RENE BOUKNIGHT                                             $48,550.29
          5100925802 A2                 DONALD W SEAY                                              $52,956.16
          5100925860 A2                 CHARLES J LIVINGSTON                                       $64,159.05
          5100926417 A2                 ALBERT BRISBONE                                            $55,277.27
          5100926752 A2                 MICHAEL R AYERS                                            $71,659.26
          5100926761 A2                 FRANCIS X GILL                                             $47,778.23
          5100928117 A2                 TERESA P MONDS                                             $55,301.21
          5100928403 A2                 ALLYSON PUTMAN                                             $47,034.33
          5100928640 A2                 RICHARD J PEARCE                                           $49,404.55
          5100928842 A2                 DARYL E PAINTER                                            $62,761.23
          5100928854 A2                 MARK T VANGORDER                                           $60,159.53
          5100929293 A2                 CINDY L HARVEY                                             $62,410.74
          5100929324 A2                 MARSHA RUTHERFORD                                          $93,116.80
          5100930743 A2                 HERBERT HICKS                                              $63,749.17
          5100930899 A2                 TAMMY K CLARK                                              $49,192.08
          5100931625 A2                 JOSEPH CASTRONOVO                                          $60,136.72
          5100931830 A2                 WILLIAM O FRAZIER SR                                       $53,764.60
          5100932356 A2                 WILLIE J DAVIS                                             $51,818.13
          5100933170 A2                 GAIL PICKETT                                               $44,784.44
          5100933903 A2                 AQUILLA LEWIS                                              $95,681.41
          5100934244 A2                 EDWARD SCARFO                                              $53,425.79
          5100935747 A2                 REGGIE MACK                                                $68,576.39
          5100937100 A2                 RICHARD W DIVENS                                           $49,774.85
          5100937273 A2                 ANNIE PATTERSON                                            $65,669.45
          5100937928 A2                 CHRIS A SMITH                                              $71,766.39
          5100938902 A2                 GRANT E GEHLBACH                                          $111,537.96
          5100938970 A2                 JAMES BETHEA                                               $60,982.59
          5100939929 A2                 ROXICE SULLIVAN                                            $95,950.81
          5100940022 A2                 DAVID ROBINSON JR                                          $55,718.13
          5100941146 A2                 ANTHONY COLEY                                              $63,772.47
          5100941185 A2                 SCOTT SOX                                                  $71,789.36
          5100941445 A2                 EDMUND HOFFMAN III                                         $45,440.99
          5100942274 A2                 DEWARD NORRIS LUNSFORD                                     $94,778.95
          5100942366 A2                 PATRICIA CHAMBERS                                          $55,036.46
          5100942700 A2                 DEBORAH L WHITSON                                          $57,646.48
          5100943385 A2                 ADAM R DROBNIS                                            $140,644.60
          5100943404 A2                 ASHLEY POLLARD                                             $87,723.16
          5100943834 A2                 DAVID MORIARTY                                             $78,242.26
          5100943867 A2                 GUS E KALMER                                               $59,503.77
          5100943872 A2                 DALLAS BLEDSOE                                             $74,580.65
          5100944261 A2                 MARION D COLEMAN                                           $72,824.68

          5100945495 A2                 HAROLD T BOATWRIGHT JR                                     $82,210.27
          5100946256 A2                 JACKIE E BROOME                                            $54,283.38
          5100947036 A2                 DAVID BLACKSTONE                                           $64,276.51
          5100947354 A2                 DANIEL WAYNE LEDFORD                                       $76,371.10
          5100947481 A2                 MICHAEL L CUDD                                             $55,842.65
          5100949168 A2                 PAUL REEVES                                                $54,052.59
          5100950124 A2                 WILBUR L MILFORD                                           $49,513.72
          5100950634 A2                 EDWARD THOMPSON                                            $89,155.50
          5100951078 A2                 SAMUEL H JOHNSON                                           $56,857.24
          5100953344 A2                 CHRISTOPHER E WILLIAMS                                     $52,388.95
          5100953946 A2                 TRAVIS M SCOTT                                             $47,023.97
          5100954470 A2                 DENISE SAPOUGH                                             $66,247.14
          5100954963 A2                 EILENE M KENDALL                                           $70,967.38
          5100955358 A2                 CRAIG E ALIBOZEK                                           $57,878.74
          5100957111 A2                 HOWARD L MAJETTE                                           $63,512.85
          5100957153 A2                 WILLIE MOBLEY                                              $73,088.56
          5100957160 A2                 NORWOOD A WILLIAMS                                         $74,495.17
          5100957778 A2                 GLORIA JEAN GOODMAN                                        $58,388.67
          5100958048 A2                 KELLY THORNHILL                                            $68,267.74
          5100958873 A2                 KELLY H WILLIAMS                                           $52,435.34
          5100959959 A2                 DANIEL M HOLCOMBE                                          $63,872.30
          5100959973 A2                 JERRY DUDLEY                                               $80,765.04
          5100960032 A2                 CYNTHIA E WAGONER                                          $75,848.35
          5100961181 A2                 WANDA BEARDSLEY                                            $83,482.75
          5100962993 A2                 JERRY LOSAW                                                $62,511.45
          5100963754 A2                 JOHNNY GOODE                                               $68,522.02
          5100964922 A2                 MELVIN BRADLEY BURDETTE                                    $56,602.95
          5100965498 A2                 RENEE C HOLLOWAY SINGLETON                                 $74,052.62
          5100966211 A2                 JOHN R GARRETT                                             $57,604.01
          5100966856 A2                 DORIS R GEROW                                              $57,452.75
          5100967056 A2                 MAURICE E DILLARD                                          $46,459.26
          5100968878 A2                 TERRI CALLAHAN ALLEN                                       $46,973.78
          5100968975 A2                 SCOTT B NORGAN                                             $62,486.15
          5100969133 A2                 CARLOS A THOMPSON                                          $66,459.48
          5100969147 A2                 FREDDY W HOYLE                                             $92,030.90
          5100969208 A2                 DENNIS B COX JR                                            $45,507.26
          5100969679 A2                 WAYNE WILKERSON                                            $58,346.87
          5100969904 A2                 BRENDA S PHILLIPS                                          $60,744.70
          5100970534 A2                 TONY ARNOLD OVERCASH                                       $75,962.53
          5100970992 A2                 JUANETTA FRAZIER                                           $57,137.13
          5100971510 A2                 JANIE ROBINSON                                             $63,968.13
          5100971994 A2                 KENNETH LEARY                                              $70,506.67
          5100974605 A2                 ROBERT TEDDER                                              $44,979.01
          5100975056 A2                 NOAH J HEWITT                                              $59,973.45
          5100975329 A2                 RAY J WINBURN                                              $46,380.12
          5100975482 A2                 CAROLYN W HOWELL                                           $47,977.12
          5100975513 A2                 RODNEY G CLAY                                              $60,772.46
          5100975795 A2                 JOHN A MCKIVER SR                                          $61,108.25
          5100976099 A2                 EDWARD B BERGAMINI                                        $120,150.00
          5100976241 A2                 JEFFREY JENKINS                                           $143,921.17
          5100976423 A2                 HERTFORD MOORE JR                                          $68,768.84
          5100976553 A2                 WILLIAM R CURETON                                         $107,943.89

          5100976627 A2                 JANET BATKER                                              $107,860.92
          5100977061 A2                 DEBORAH A NICHOLS                                          $63,971.01
          5100977201 A2                 LUIS J CAMPOS                                              $68,598.13
          5100977405 A2                 JAMES P WOOTEN                                             $53,573.58
          5100977414 A2                 THOMAS H RILEY                                             $75,027.42
          5100978106 A2                 LILLIE B DAVIS                                             $59,080.85
          5100978535 A2                 YVONNE P MABRY                                             $57,968.25
          5100979657 A2                 VALERIE SUTTON                                             $47,679.02
          5190001294 A2                 EVANS LOCKLEAR                                             $57,406.36
          5190001651 A2                 MARK A COSTNER                                             $58,267.63
          5190001983 A2                 RICKEY WHITE                                               $45,423.90
          5190002062 A2                 ROBERT L SAMPLES                                           $50,019.22
          5190002354 A2                 VICKI BANKS                                                $50,322.06
          5190002752 A2                 ALICE L KOON                                               $51,197.41
          5190003234 A2                 MAMIE LEE JACOBS                                           $57,941.61
          5190003488 A2                 DEBORAH PAINTER                                            $71,506.77
          5190003768 A2                 JAMES MOORE                                               $117,787.84
          5190003992 A2                 WILLIAM A BUDDIN                                           $59,294.92
          5190004546 A2                 FREDERICK STROUD                                          $102,976.55
          5190004816 A2                 WILLIE BRIGGS                                              $62,398.84
          5190005314 A2                 WILLIAM LEE CRAWFORD                                       $54,941.89
          5190005948 A2                 DORIS M MCPHERSON                                          $48,391.06
          5190006103 A2                 DOUGLAS A HADDOCK                                          $59,859.86
          5190006349 A2                 RANDY L CROUCH                                            $132,518.82
          5190007615 A2                 DORIS L REESE                                              $54,399.94
          5190009849 A2                 NICHOLAS SCOTT SAITZ                                      $113,850.85
          5190011763 A2                 ANNIE MABBINS BENJAMIN                                     $46,643.81
          5190012334 A2                 KAY E MADISON                                              $54,092.12
          5190012367 A2                 MICHAEL TOLBERT                                            $55,999.60
          5190013376 A2                 ROSS BRICE                                                 $56,396.21
          5190014538 A2                 NELSON SCOTT BISHOP                                        $44,976.07
          5190014728 A2                 MARY ANN BLAKELY                                           $62,886.58
          5190015281 A2                 DENNIS BRYAN PITTMAN                                       $56,105.86
          5190016799 A2                 HASAN ABU-EIDEH                                            $47,637.75
          5190017391 A2                 DEBRA A PENDLETON                                          $52,313.78
          5190019078 A2                 JULIUS BROWN JR                                            $66,000.00
          5190019106 A2                 MARTY LOCKLEAR                                             $62,928.43
          5190021226 A2                 DAWN ANN DODD                                              $44,608.09
          5190022910 A2                 VERNON L LAWTON JR                                         $51,874.61
          5190023044 A2                 JOHN TONEY                                                 $85,734.85
          5190024378 A2                 RICKY DALE CRAINE SR                                       $47,786.27
          5190025057 A2                 DONALD R HARRIS                                            $51,179.84
          5190025149 A2                 TIMOTHY W TAYLOR                                           $57,877.19
          5190028359 A2                 TOY W SKIPPER                                              $50,901.80
          5190031937 A2                 GAIL ENWRIGHT                                              $84,372.86
          5190032993 A2                 HOMER C ABERNATHY                                          $96,779.66
          5190033145 A2                 DIANNA ALLEN                                               $59,348.99
          5190033682 A2                 LISA A ASKEW                                               $52,456.10
          5190034608 A2                 FLORIE YOUNG                                               $44,565.03
          5190034719 A2                 MERRY ANN KISH                                             $55,622.73
          5190035257 A2                 MILLIE G MARTIN                                            $49,124.38
          5190035692 A2                 JOSEPH R HUTCHINSON                                        $69,822.98

          5190036607 A2                 JEFFREY A BLUE                                             $93,564.02
          5190037122 A2                 MARY E BIVENS                                              $76,343.26
          5190037759 A2                 EDNA R KENNEDY                                             $67,638.02
          5190038860 A2                 SHELDY B AYE                                               $59,960.19
          5190039837 A2                 KEVIN W BLANCHARD                                         $136,302.15
          5200910406 A2                 THEODORE CHRISS                                           $122,523.47
          5200938751 A2                 JAMES T HOLT                                               $65,556.53
          5200938807 A2                 PAULETTE RODGERS ASHLEY                                    $48,644.01
          5200951583 A2                 DALE D DEMONT                                              $89,749.93
          5200964367 A2                 TODD ABBEY                                                 $62,338.24
          5200965991 A2                 TAMMYLYNNKUHN ROGERS SANDERSON                             $65,777.83
          5200967644 A2                 MICHAEL W RUTH                                            $133,094.58
          5200970502 A2                 NANCY P TUCKER                                             $51,059.96
          5200971420 A2                 EDELTRAUT HERNINA EDWARDS                                 $155,054.59
          5200973027 A2                 MICHAEL PRESLEY                                            $59,970.42
          5200974173 A2                 STACEY FOXX                                               $123,863.75
          5200976428 A2                 NIEL SORENSEN                                              $67,163.21
          5200979413 A2                 LEONEL G PEREZ                                             $67,260.27
          5300967114 A2                 RICHARD DURIN CATALINE                                     $65,566.97
          5500961166 A2                 STACEY L MOLENCUPP                                         $59,146.16
          5500972927 A2                 JAMES M RANSOM                                             $99,564.48
          5500973872 A2                 PATRICK ROGERS                                             $62,365.84
          5500978266 A2                 DANNY OWEN                                                 $58,500.00
          5590025258 A2                 JAMES A MILLS                                              $58,822.26
          5600921281 A2                 SUSAN B KESSLER                                           $108,729.93
          5600979853 A2                 ALBERT J MARSHALL                                          $75,164.91
          5700969838 A2                 ROBERT C CONGER                                            $45,000.00
                                                                                               $39,277,999.04